UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AVID BIOSERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

2024

Annual Meeting of Stockholders

Notice and Proxy Statement

October 16, 2024

10:00 a.m. (Pacific time)

AVID BIOSERVICES, INC.

Dear Fellow Stockholders,

We are pleased to invite you to attend the 2024 annual meeting of stockholders of Avid Bioservices, Inc. to be held on October 16, 2024, at 10:00 a.m., Pacific time, exclusively online via the internet as a virtual web conference at www.virtualshareholdermeeting.com/CDMO2024. The meeting will be held for the following purposes:

(1)	To elect seven directors to serve on our Board of Directors until our 2025 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2025;

(3)	To approve, by an advisory vote, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the accompanying Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation”;

(4)	To approve an amendment to our 2018 Omnibus Incentive Plan to increase the number of shares reserved thereunder;

(5)	To approve an amendment to our 2010 Employee Stock Purchase Plan, which we refer to as the “ESPP”, to remove the expiration date so that the ESPP does not expire; and

(6)	To conduct any other business properly brought before the 2024 annual meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on August 20, 2024 as the record date for the 2024 annual meeting. Only stockholders of record at the close of business on August 20, 2024 are entitled to notice of and to vote at the 2024 annual meeting. Further information about voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

The 2024 annual meeting will only be held in a virtual format via the Internet. You will be able to participate in the 2024 annual meeting online by visiting www.virtualshareholdermeeting.com/CDMO2024. You will also be able to vote your shares electronically at the 2024 annual meeting.

On or about September 6, 2024, we expect to mail to our stockholders of record as of the record date a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice also provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the 2024 annual meeting online, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the 2024 annual meeting in accordance with your instructions.

Very truly yours,

/s/ Joseph Carleone Joseph Carleone, Ph.D., Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders

To the Stockholders of Avid Bioservices, Inc.:

You are invited to attend the 2024 Annual Meeting of Stockholders, which we refer to as the “Annual Meeting,” of Avid Bioservices, Inc., a Delaware corporation, which we refer to as “we,” “us,” “our,” the “Company” and “Avid,” on October 16, 2024, at 10:00 a.m., Pacific time. The Annual Meeting will be held exclusively online via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/CDMO2024, for the following purposes:

(1)	To elect seven directors to serve on our Board of Directors until our 2025 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2025;

(3)	To approve, by an advisory vote, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in this Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation”;

(4)	To approve an amendment to our 2018 Omnibus Incentive Plan to increase the number of shares reserved thereunder;

(5)	To approve an amendment to our 2010 Employee Stock Purchase Plan, which we refer to as the “ESPP”, to remove the expiration date so that the ESPP does not expire; and

(6)	To conduct any other business properly brought before the Annual Meeting and any adjournment or postponement thereof.

The record date for the Annual Meeting is August 20, 2024. Only stockholders of record at the close of business on that date may attend the Annual Meeting, submit questions, and vote at the Annual Meeting and at any adjournment or postponement thereof. If your brokerage firm, bank, broker-dealer, trustee or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions for your shares to be voted. We recommend that you vote, or instruct your brokerage firm, bank, broker-dealer, trustee or other nominee, by following those instructions, to vote, FOR all the nominees named in Proposal No. 1 and FOR Proposal Nos. 2, 3, 4 and 5. A list of our stockholders as of the close of business on August 20, 2024 will be available for inspection during business hours for a period of ten days ending on the day prior to the Annual Meeting at our principal executive offices located at 14191 Myford Road, Tustin, California 92780.

The accompanying Proxy Statement provides detailed information about the matters to be considered at the Annual Meeting. It is important that your voice be heard and your shares be represented at the Annual Meeting whether or not you are personally able to virtually attend. Even if you plan to attend the Annual Meeting online, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

Our Board of Directors UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES NAMED IN PROPOSAL NO. 1 AND FOR PROPOSAL NOS. 2, 3, 4 AND 5.

Regardless of the number of shares of Common Stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in Avid.

Very truly yours,
By order of the Board of Directors,

/s/ Mark R. Ziebell
Mark R. Ziebell,
Vice President, General Counsel and Corporate Secretary

Tustin, California

August 28, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 16, 2024 AT 10:00 a.m. pACIFIC TIME AT WWW.VIRTUALSHAREHOLDERMEETING.COM/CDMO2024: THE PROXY STATEMENT FOR THE ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2024 ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

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AVID BIOSERVICES, INC.

Proxy Statement For Annual Meeting Of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Avid Bioservices, Inc., a Delaware corporation, to be used at the 2024 Annual Meeting of Stockholders of the Company, which we refer to as the “Annual Meeting”, and which will be on October 16, 2024, at 10:00 a.m., Pacific time, and at any adjournment or postponement thereof. The Annual Meeting will be held exclusively online via the Internet as a virtual web conference at www.virtualshareholdermeeting.com/CDMO2024. Only stockholders of record at the close of business on August 20, 2024, which we refer to as the “record date”, will be entitled to vote at the Annual Meeting. The Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice”, containing instructions on how to access this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended April 30, 2024, which we refer to as the “Annual Report”, is being mailed to stockholders of record as of August 20, 2024 on or about September 6, 2024. We may send you a proxy card, along with a second Notice, on or after September 16, 2024.

Holders of our common stock, $0.001 par value per share (“Common Stock”), at the close of business on August 20, 2024 will be entitled to vote at the Annual Meeting. As of August 20, 2024, 63,795,108 shares of our Common Stock were issued and outstanding and entitled to vote. Stockholders are entitled to one vote for each share of Common Stock held. A majority, or at least 31,897,555, of these shares, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business.

The Notice, this Proxy Statement, the proxy card and the Annual Report are also available at www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

All references in this Proxy Statement to “Avid”, the “Company”, “we”, “us” and “our” refer to Avid Bioservices, Inc. References to the “Board of Directors” or “Board” refer to the Board of Directors of Avid.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

The Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. At the Annual Meeting, the Company asks you to vote on five proposals:

Proposal No. 1: to elect seven directors to serve on our Board of Directors until our 2025 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

Proposal No. 2: to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2025;

Proposal No. 3: to approve, by an advisory vote, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in this Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation”;

Proposal No. 4: to approve an amendment to our 2018 Omnibus Incentive Plan to increase the number of shares reserved thereunder; and

Proposal No. 5: to approve an amendment to our 2010 Employee Stock Purchase Plan (the “ESPP”) to remove the expiration date so that the ESPP does not expire.

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The Board may also ask you to participate in the transaction of any other business that is properly brought before the Annual Meeting in accordance with the provisions of our Restated Certificate of Incorporation (the “Charter”) and Amended and Restated Bylaws (the “Bylaws”).

You are receiving this Proxy Statement because you were a stockholder of the Company as of the close of business on August 20, 2024, the record date for purposes of determining the stockholders entitled to receive notice of and vote at the Annual Meeting. As further described below, we request that you promptly vote via the Internet, telephone or mail.

Whether or not you participate in the Annual Meeting, it is important that you vote your shares.

Why did I receive a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our Annual Report, primarily via the Internet. Stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How do I attend the virtual Annual Meeting?

To participate in the virtual Annual Meeting, visit www.virtualshareholdermeeting.com/CDMO2024 on October 16, 2024 and enter your control number included on your proxy card, your Notice, or the instructions included with your proxy materials. The meeting will begin promptly at 10:00 a.m., Pacific time, on October 16, 2024. Online access will begin 15 minutes prior to the start of the meeting. If you are unable to locate your control number, you will be able to login as a guest. However, if you login as a guest, you will not be able to vote your shares or ask questions during the meeting.

The virtual meeting platform is supported across most Internet browsers and devices (desktop computers, laptop computers, tablets, and smart phones) running updated versions of applicable software and plugins. Stockholders should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Stockholders should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Can I ask a question at the virtual Annual Meeting?

Yes, you will be able to submit questions electronically during the Annual Meeting by using the “Ask a Question” field during the webcast if you have logged in using your control number on your proxy card or Notice. After entering your control number, you may also submit a question prior to the meeting on the voting website at www.proxyvote.com by selecting the “Question for Management” field.

During the live question and answer session of the meeting, members of our executive leadership team will answer appropriate questions that comply with the rules of conduct for the Annual Meeting, as time permits. To ensure the meeting is conducted in a manner that is fair to all stockholders, the Chair of the meeting (or such other person designated by our Board), may exercise broad discretion in recognizing stockholders who wish to participate, the order in which questions are asked and the amount of time devoted to any one question. However, we reserve the right to edit or reject questions that are not germane to the business of the Annual Meeting or are otherwise not in compliance with the rules of conduct for the Annual Meeting. During the meeting, details for submitting written questions will be available at www.virtualshareholdermeeting.com/CDMO2024.

What do I do if I have technical difficulties during the virtual Annual Meeting?

If you have any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting login page.

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Who is soliciting my vote?

In this Proxy Statement, the Board is soliciting your vote.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card concerning those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on before the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for consideration at the Annual Meeting.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote as follows:

•	FOR Proposal No. 1: the election of all seven Board nominees;

•	FOR Proposal No. 2: the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2025;

•	FOR Proposal No. 3: the approval, by an advisory vote, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in this Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation”;

•	FOR Proposal No. 4: the approval of an amendment to our 2018 Omnibus Incentive Plan to increase the number of shares reserved thereunder; and

•	FOR Proposal No. 5: the approval of an amendment to our ESPP to remove the expiration date so that the ESPP does not expire.

Who can vote?

Holders of our Common Stock at the close of business on August 20, 2024, the record date, may vote at the Annual Meeting. At the close of business on that date, there were 63,795,108 shares of our Common Stock outstanding and entitled to vote.

Is my vote confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date, your shares were registered directly in your name, then you are the stockholder of record for these shares. As the stockholder of record, you may vote either online at the Annual Meeting or by proxy.

Beneficial Owners: Shares Registered in “Street Name”. If, at the close of business on the record date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your brokerage firm, bank, broker-dealer, trustee or other nominee how to vote your shares by following the voting instructions your brokerage firm, bank, broker-dealer, trustee or other nominee provides. If you do not provide your brokerage firm, bank, broker-dealer, trustee or other nominee with instructions on how to vote your shares, your brokerage firm, bank, broker-dealer, trustee or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “What happens if I do not vote?” for additional information.

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How do I vote if I am the stockholder of record?

If you are the stockholder of record, you can vote in the following ways:

•	By Internet or Telephone: To vote via the Internet or by telephone, follow the instructions provided in the Notice of Internet Availability of Proxy Materials. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern time, on October 15, 2024. Alternatively, you may request a printed proxy card by telephone at 1-800-579-1639, over the Internet at www.proxyvote.com, or by email at sendmaterial@proxyvote.com.

•	By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope. Your proxy must be received no later than October 15, 2024.

•	During the Meeting: To vote at the meeting visit www.virtualshareholdermeeting.com/CDMO2024. You will need your control number included on your notice or proxy card in order to be able to vote during the Annual Meeting.

Even if you plan to participate in the Annual Meeting online, we recommend that you vote by proxy so that your votes will be counted if you later decide not to participate in the Annual Meeting.

How do I vote if my shares are held in “street name”?

If you hold your shares beneficially in street name through a nominee (such as a brokerage firm, bank, broker-dealer or trustee), you should have received a voting instruction form with these materials from your nominee rather than us. You should follow the instructions you receive from your nominee to vote these shares.

If you do not provide voting instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee holding shares of our Common Stock for you, your shares will not be voted with respect to Proposal Nos. 1 (election of directors), 3 (advisory vote to approve executive compensation), 4 (approval of an amendment to our 2018 Omnibus Incentive Plan to increase the number of shares reserved thereunder) and 5 (approval of an amendment to our ESPP to remove the expiration date so that the ESPP does not expire), as brokerage firms, banks, broker-dealers or other nominees do not have discretion to vote on non-routine matters. We therefore encourage you to provide voting instructions on a proxy card or a provided voting instruction form to the brokerage firm, bank, broker-dealer, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

Electronic voting will be possible during the meeting for anyone who wants to vote during the meeting. If you hold your shares in street name, you must request a legal proxy from your brokerage firm, bank, broker-dealer, trustee or other nominee to vote during the meeting.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

Stockholders are entitled to one vote for each share of Common Stock held.

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Whfat happens if I do not vote?

Stockholders of Record

If you are a stockholder of record and do not vote by completing and returning your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted. If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: FOR the election of each of the seven named director nominees set forth on the proxy card (Proposal No. 1); FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2025 (Proposal No. 2); FOR the approval, by an advisory vote, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in this Proxy Statement under “Compensation Discussion and Analysis” and “Executive Compensation” (Proposal No. 3); FOR the approval of an amendment to our 2018 Omnibus Incentive Plan to increase the number of shares reserved thereunder (Proposal No. 4) and FOR the approval of an amendment to our ESPP to remove the expiration date so that the ESPP does not expire (Proposal No. 5).

Beneficial Owners

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine,” but not with respect to “non-routine” matters. In this regard, Proposal Nos. 1, 3, 4, and 5 are considered to be “non-routine,” meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. Proposal No. 2 is considered to be a “routine” matter, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker on this proposal in its discretion.

If you are a beneficial owner of shares held in street name, and you do not plan to attend and vote at the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to their broker, bank or other securities intermediary holding their shares as to how to vote on matters deemed to be “non-routine,” the broker, bank or other such agent cannot vote the shares. When there is at least one “routine” matter that the broker, bank or other securities intermediary votes on, the shares that are un-voted on “non-routine” matters are counted as “broker non-votes.” Proposal No. 2 is considered a “routine” matter and we therefore expect brokers, banks or other securities intermediaries to vote on that proposal. Proposal Nos. 1, 3, 4, and 5 are considered to be “non-routine” and we therefore expect broker non-votes to exist in connection with those proposals.

What vote is required with respect to the proposals?

For Proposal No. 1, the seven director nominees receiving the most “FOR” votes at the Annual Meeting will be elected. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board. Only “FOR” votes will affect the outcome of Proposal No. 1.

Proposal Nos. 2 and 3 will be decided by the affirmative vote of a majority of the stock represented and entitled to vote on the subject matter. A stockholder may vote “FOR,” “AGAINST” or “ABSTAIN” on these proposals. If you “ABSTAIN” from voting it will have the same effect as an “AGAINST” vote. Broker non-votes (on Proposal No. 3) will have no effect.

Pursuant to our Bylaws and Nasdaq Listing Rules, to be approved, Proposal Nos. 4 and 5 must receive “FOR” votes from a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on these proposals.

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Who is paying for this proxy solicitation?

We will bear the costs of soliciting proxies for the Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to a brokerage firm, bank, broker-dealer, trustee or other nominee for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, our directors, officers and employees may solicit votes, without additional compensation, personally, by telephone, or by other appropriate means.

If I have already voted by proxy, can I still change my vote?

Yes. You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (ii) providing a written notice of revocation to our corporate secretary at Avid Bioservices, Inc., 14191 Myford Road, Tustin, California 92780, Attn: Corporate Secretary, prior to your shares being voted, or (iii) attending the Annual Meeting online and voting online as instructed above. Attendance at the virtual meeting will not cause your previously granted proxy to be revoked unless you vote online at the Annual Meeting as instructed above. If you hold your shares in “street name”, you must request a legal proxy from your bank or broker to vote during the meeting. We strongly urge you to vote by proxy FOR each of the seven nominees named in Proposal No. 1 and “FOR” Proposal Nos. 2, 3, 4 and 5. Only your latest dated proxy will count at the Annual Meeting.

What constitutes a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our Bylaws and Delaware law. A majority of the issued and outstanding shares of our Common Stock entitled to vote at the Annual Meeting must be present in person or represented by proxy to constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for the Annual Meeting. In the absence of a quorum, the Annual Meeting may be adjourned by a majority of the shares entitled to vote present in person or by proxy or by the representative of the Company presiding over the meeting.

What is “Householding” of Annual Meeting materials?

Some “street name” holders may be “householding” our notices of Internet availability of proxy statements, proxy statements and annual reports. This means that only a single copy of these materials may have been sent to two or more stockholders sharing the same address. We will promptly deliver a separate copy of any such document to you if you call or write us at our principal executive offices, 14191 Myford Road, Tustin, California, 92780, Attn: Investor Relations, telephone: (800) 987-8256. If you would like to receive separate copies of any of these materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, please notify your brokerage firm, bank, broker-dealer, trustee or other nominee if your shares are held in “street name”, or you may contact us at the above address and telephone number.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Who will count the votes?

The votes will be counted, tabulated and certified by the inspector of elections for the Annual Meeting, who shall be duly appointed by the Board.

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What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2025 annual meeting of stockholders, the proposal must be received at our principal executive offices at 14191 Myford Road, Tustin, California 92780, addressed to the Corporate Secretary, no later than May 9, 2025, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). However, if our 2025 annual meeting of stockholders is not held between September 16, 2025 and November 15, 2025, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

Stockholder business that is not intended for inclusion in our proxy materials may be brought before the 2025 annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Corporate Secretary at our principal executive offices at 14191 Myford Road, Tustin, California 92780, by not earlier than the close of business on June 18, 2025 and not later than the close of business on July 18, 2025. However, if the 2025 annual meeting of stockholders is not held between September 16, 2025 and November 15, 2025, the notice must be delivered no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the 2025 annual meeting of stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2025 annual meeting of stockholders is made. All such notices must be submitted in accordance with the specific procedural requirements in our Bylaws and must include certain information with regard to the person submitting the proposal. Failure to comply with our Bylaw procedures and deadlines may preclude presentation of the proposal at our 2025 annual meeting of stockholders.

In addition to satisfying the deadlines in the “advance notice” provisions of our Bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company’s nominees must include in their notice the information required by Rule 14a-19 under the Exchange Act.

Whom should I call if I have questions about the Annual Meeting?

If you have any questions or if you need additional copies of the proxy materials, please call 1-800-690-6903 or log on to www.proxyvote.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 16, 2024 AT 10:00 A.M. PACIFIC TIME AT www.virtualshareholdermeeting.com/CDMO2024: THE PROXY STATEMENT FOR THE ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2024 ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

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Proposal No. 1:

Election of Directors

Our Board of Directors currently consists of seven directors and there are seven nominees for election to the Board of Directors at the Annual Meeting.

All directors are elected annually and serve until our next annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Our Board of Directors has proposed the following nominees for election as directors, each of whom is a current member of our Board of Directors and has consented to serve as a director for an additional term if elected: Esther M. Alegria, Ph.D., Joseph Carleone, Ph.D., Nicholas S. Green, Richard B. Hancock, Catherine J. Mackey, Ph.D., Gregory P. Sargen and Jeanne A. Thoma. The Board of Directors recommends that you vote “FOR” the election of each of our nominees to serve as a director of the Company until the next annual meeting, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. We do not expect that any nominee will be unable or, if elected, will decline to serve as a director.

Considerations in Evaluating Director Nominees

The Corporate Governance Committee of the Board of Directors is directed under its charter to identify qualified individuals to become directors, and to recommend individuals it identifies to the Board of Directors for nomination. The Company’s Corporate Governance Guidelines establish criteria for membership on the Board. Under these criteria, the Corporate Governance Committee seeks to identify a diverse group of candidates for the Board. These candidates should possess strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially and be committed to representing the long-term interests of the stockholders. The Corporate Governance Committee considers all factors it deems appropriate, which may include tenure, existing commitments to other businesses, potential conflicts of interest with other pursuits, legal considerations such as antitrust issues, corporate governance background, various and relevant career experience, relevant technical skills, relevant business or government acumen, financial and accounting background, executive compensation background, and other relevant factors deemed relevant to creating a diverse Board. The Corporate Governance Committee does not assign specific weight to particular criteria and not all criteria apply to every candidate.

Board Diversity Matrix

The Board Diversity Matrix below provides an enhanced disclosure regarding the diversity of the members and nominees of our Board of Directors. Each of the categories listed in the below table has the meaning as it is used in The Nasdaq Stock Market LLC (“Nasdaq”) Listing Rule 5605(f).

Board Diversity Matrix (As of August 15, 2024)
Board Size:
Total Number of Directors	7
	Male	Female	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Number of directors base on gender identity	4	3
Part II: Demographic Background
African American or Black
Asian
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White	4	2
Two or More Race or Ethnicities
LGBTQ+	1
Did not Disclose Demographic Background

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Director Skills and Experience

We continually evaluate our director skillsets and expertise for alignment with Avid’s strategic goals. Our directors bring extensive experience in areas that are critical to the Company’s strategy and long-term success, such as contract development and manufacturing organization (“CDMO”) business and operational experience, strategic planning and finance. Below we highlight the key skills and experiences of our director nominees that are critical to Avid’s success and which the Corporate Governance Committee considered when evaluating each director’s experience and qualifications to serve as a director. Each mark indicates a strength that was self-selected by each director. Additional information about each director’s background and business experience is provided below in the biographical information.

Key Skills & Experience
Director Nominee	CDMO Business and Operations Leadership	Public Company Board/CEO	Finance & Capital Markets	Strategic Planning and M&A	Risk Oversight	Human Resources and Executive Compensation	Commercial Sales & Marketing	Corporate Governance
Esther M. Alegria, Ph.D.	✓	✓		✓	✓		✓	✓
Joseph Carleone, Ph.D.	✓	✓	✓	✓	✓	✓	✓	✓
Nicholas S. Green	✓	✓	✓	✓			✓
Richard B. Hancock	✓	✓		✓	✓	✓		✓
Catherine J. Mackey, Ph.D.		✓		✓	✓	✓	✓	✓
Gregory P. Sargen	✓	✓	✓	✓	✓			✓
Jeanne A. Thoma	✓	✓		✓	✓	✓	✓	✓

Following its evaluation of the seven nominees, the Corporate Governance Committee voted to recommend the nominees to the Board of Directors as candidates for election to a new term in office. The Board believes that as a group the Board consists of a sufficiently diverse group in terms of experience, knowledge and abilities to allow the Board to fulfill its responsibilities to the stockholders and the Company. As such, and based in part on the Corporate Governance Committee’s evaluation and recommendation, the Board of Directors has concluded that it is in our best interest and the best interest of our stockholders for each of the proposed nominees to serve as a member of our Board of Directors.

Nominees

Information with respect to the number of shares of Common Stock beneficially owned by each director as of August 15, 2024 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management.” The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

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NOMINEE BIOGRAPHIES

Name and Age	Principal Occupation and Business Experience	Director Since
Esther M. Alegria, Ph.D. (age 66)	Dr. Alegria was appointed to the Board of Directors in June 2021. Dr. Alegria, who brings more than 30 years of experience in the biopharmaceuticals industry, is a Founder of and has served as the Chief Innovation Officer of APIE Therapeutics (“APIE”), a preclinical stage pharmaceutical company, since 2023. From 2020 to 2023, she served as the Chief Executive Officer of APIE. Prior to joining APIE, Dr. Alegria, from 2016 to 2020, served as president and senior executive biopharmaceutical advisor at Catalyst Excel & Advance, an advisory firm providing operational guidance to senior executives working to launch or advance biopharmaceutical companies. Prior to Catalyst, Dr. Alegria held positions of increasing responsibility at Biogen, Inc., most recently as senior vice president, global manufacturing, where she was responsible for the company’s successful manufacturing operations in Denmark, Massachusetts and North Carolina. These facilities covered the production of large-scale drug substances, medical device assemblies, finished goods, and small-molecule manufacturing operations. Dr. Alegria has also held positions of increasing responsibility in the R&D department of Wyeth (now Pfizer, Inc. (“Pfizer”)), where she earned the company award for analytical technology in the development and launch of Prevnar 20, a pneumococcal conjugate vaccine. She holds a Ph.D. in chemistry from the University of Hawaii and an executive business management certification from Harvard Business School. Dr. Alegria also serves on the Board of Directors of STERIS, plc (NYSE:STE) and is a member of its Compliance and Technology and its Nominating and Governance Committees. The Board of Directors concluded that Dr. Alegria should serve as a director in light of her extensive operational and leadership experience in biopharma drug development, manufacturing and commercialization.	2021

Joseph Carleone, Ph.D. (age 78)	Dr. Carleone was appointed to the Board of Directors in November 2017, and currently serves as the non-executive Chairman of the Board. Since 2018 Dr. Carleone has served as a Senior Advisor of OES Europe, an independent advisory network specializing in strategic cross-border mergers & acquisitions and in management buy-outs. Dr. Carleone was Chairman of the Board of AMPAC Fine Chemicals LLC, a leading manufacturer of pharmaceutical active ingredients from 2015 to 2018. Prior to this position, Dr. Carleone was President, Chief Executive Officer and director of American Pacific Corporation, a leading custom manufacturer of fine and specialty chemicals and propulsion products. Dr. Carleone has also served as an officer and/or a director of several directly or indirectly wholly-owned subsidiaries of American Pacific Holdings, LLC. Dr. Carleone received his bachelor’s degree in mechanical engineering from Drexel University, Philadelphia, Pennsylvania, in 1968; his master’s degree in Applied Mechanics from Drexel University in 1970; and his doctorate degree in Applied Mechanics from Drexel University in 1972. Dr. Carleone has served as a director of Sensient Technologies, Inc. (NYSE:SXT) since 2014, and is currently the Lead Director of the Sensient Board and a member of its Audit and Scientific Advisory Committees. The Board of Directors concluded that Dr. Carleone should serve as a director in light of his operational, governance, management and scientific experience, including extensive executive management and leadership experience as Chief Executive Officer and as Chairman of a public corporation.	2017

Nicholas S. Green (age 60)	Mr. Green was appointed to the Board of Directors and as our President and Chief Executive Officer in July 2020. Mr. Green has more than 30 years of experience in the global pharmaceutical and healthcare services industry with significant expertise in the contract manufacturing of novel pharmaceutical products, having most recently served from April 2011 to June 2020 as the president and chief executive officer of Therapure Biopharma, a Canada-based biopharmaceutical company which includes Therapure Biomanufacturing. In this role, he oversaw the growth of Therapure’s CDMO business, while also leading the creation of Therapure’s proprietary plasma protein business, named Evolve. Prior to Therapure, Mr. Green held a number of senior management roles, most notably managing director of Nipa Laboratories Ltd., head of the life science division of Clariant International Ltd. in the USA, president and CEO of Rhodia Pharma Solutions Ltd. and president of Codexis, Inc.’s pharma division. Mr. Green holds a bachelor’s degree in chemistry from Queen Mary College in London and an MBA from the University of Huddersfield. The Board of Directors concluded that Mr. Green should serve as a director in light of his extensive operational and executive management experience in the CDMO industry.	2020

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Name and Age	Principal Occupation and Business Experience	Director Since

Richard B. Hancock (age 65)	Mr. Hancock was appointed to the Board of Directors in November 2017 and served as our interim President and Chief Executive Officer from May 2019 to July 2020. Mr. Hancock has worked in the biologic CDMO industry for over 30 years in various operational and executive roles, serving most recently as President and Chief Executive Officer of Althea Technologies, Inc., a large molecule CDMO producing a wide range of biologics, vaccines and parenteral products. In addition to Althea, Mr. Hancock has held senior management positions at The Immune Response Corporation, and Hybritech Inc. (now part of Eli Lilly & Company). Since 2016 he has been serving as the Executive Chairman of Argonaut Manufacturing Services, Inc., a privately-owned CDMO focused on the biotechnology and life sciences industries. Mr. Hancock has served on the Board of Directors of Tempo Therapeutics, a privately-held company focused on cell therapy and vaccine technology, since 2016 and as Executive Chairman of BioCina, a CDMO, focused on the development and cGMP manufacture of microbial-based therapeutics since January 2022. Mr. Hancock received a B.A. in Microbiology from Miami University. The Board of Directors concluded that Mr. Hancock should serve as a director in light of his extensive operational and executive management experience in the CDMO industry.	2017

Catherine J. Mackey, Ph.D. (age 68)	Dr. Mackey was appointed to the Board of Directors in July 2019. Dr. Mackey is an experienced leader, director and advisor with more than 30 years of research and development and operations experience in the pharmaceutical, biotechnology and agricultural industries. Dr. Mackey has served on the boards of directors of IDEAYA Biosciences, Inc. (Nasdaq:IDYA) since April 2022 and Voyager Therapeutics, Inc. (Nasdaq:VYGR) since August 2022. Previously, she served on the boards of directors of: COUR Pharmaceuticals Development Company, Inc from March 2014 to December 2022; Trillium Therapeutics, Inc. (Nasdaq:TRIL) in 2021; Poseida Therapeutics, Inc. (Nasdaq:PSTX) from 2019 to 2021; GW Pharmaceuticals plc (Nasdaq:GWPH) from 2017 to 2021; Evolve Biosystems, Inc. from 2014 to 2017; Sequenom, Inc. (Nasdaq:SQNM) from 2015 to 2016; Viventia Bio, Inc. from 2015 to 2016; YM Biosciences (NYSE:YMI) from 2011 to 2013; and Althea Technologies, Inc. from 2011 to 2013. Dr. Mackey previously served as Senior Vice President of Pfizer Worldwide Research and Development and Director of Pfizer’s La Jolla Laboratories, where she built Pfizer La Jolla into one of Pfizer’s main pharmaceutical research and development sites with over 1,000 employees and a robust drug pipeline. Prior to that role, she served as head of Strategic Alliances and Genomic and Proteomic Sciences for Pfizer. Dr. Mackey spent the first part of her career in agricultural biotechnology, including as Vice President of DEKALB Genetics, Inc., an international researcher, producer, and marketer of seed. Dr. Mackey received her B.S. and Ph.D. in microbiology from Cornell University. The Board of Directors concluded that Dr. Mackey should serve as a director in light of her extensive operational and executive management experience in the global pharmaceutical industry and public company board and committee experience.	2019

Gregory P. Sargen (age 59)	Mr. Sargen was appointed to the Board of Directors in November 2017. Mr. Sargen is currently an Operating Partner at Altaris, LLC, a healthcare investment firm, where he has served since August 2022. He served as Chief Financial Officer and Executive Vice President, Corporate Development and Strategy, of Cambrex Corporation (NYSE:CBM) (“Cambrex”), a global manufacturer and provider of services to life sciences companies, and in various other executive roles from 2007 until early 2020, when Cambrex was acquired by a private equity company. Prior to Cambrex, Mr. Sargen served as Executive Vice President, Chief Financial Officer of Expanets, Inc., Vice President of Finance – Chemicals Manufacturing Division of Fisher Scientific International Inc. (n/k/a Thermo Fisher Scientific Inc.) (NYSE:TMO), and held positions with Merck & Co., Inc. (NYSE:MRK), Heat and Control, Inc. and Deloitte & Touche LLP. Mr. Sargen has served on the boards of directors of: Protara Therapeutics (Nasdaq:TARA), a drug development company, since November 2019; Kindeva Drug Delivery LLC, a privately held company focused on complex drug delivery solutions, since April 2021; Veranova, a privately held contract development and manufacturer of small molecule active pharmaceutical ingredients, since June 2022; and Umoja Biopharma, a privately held biotechnology company, since August 2021. Mr. Sargen serves as chairman of the Audit Committee for each of the foregoing companies. Mr. Sargen is a Certified Public Accountant (non-practicing) and holds an MBA in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Pennsylvania State University. The Board of Directors concluded that Mr. Sargen should serve as a director in light of his extensive executive experience and his financial and accounting expertise with public companies in the CDMO industry.	2017

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Name and Age	Principal Occupation and Business Experience	Director Since

Jeanne A. Thoma (age 64)	Ms. Thoma was appointed to the Board of Directors in December 2020. Ms. Thoma is a seasoned pharmaceutical industry executive with more than 30 years of experience spanning product development and commercialization, as well as operations and supply chain management. She served as president and chief executive officer of SPI Pharma Inc. (“SPI”), a global pharmaceuticals ingredients company and an innovative solutions provider of ingredients and drug delivery systems, from January 2017 to October 2020. Prior to SPI, Ms. Thoma held positions of increasing responsibility at Lonza AG, a Switzerland-based CDMO and Life Science company, most recently as president and chief operating officer of the microbial control business sector. Before joining Lonza, she spent 14 years within the pharma solutions business at BASF Corporation, during which she held various leadership positions in the areas of sales, marketing and operations. Ms. Thoma has served as a member of the board of directors of ANI Pharmaceuticals (Nasdaq:ANIP) since August 2020, and is a member of its Audit and Finance Committee and its Compensation Committee, and Nanoform Finland Plc (HEL:NANOFH) since November 2021, and is a member of its Audit and Compensation Committee. Ms. Thoma was formerly a member of the board of directors of Vectura Group plc. (LSE:VEC) from December 2020 to October 2021 and the board of directors of Pharmathen S.A., a private company, from January 2022 to April 2024. Ms. Thoma holds a B.S. from Montclair State University and an M.B.A. from Fairleigh Dickinson University. The Board of Directors concluded that Ms. Thoma should serve as a director in light of her extensive executive leadership experience in the pharmaceutical industry.	2020

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE SEVEN NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

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Corporate Governance

Our Board of Directors strongly believes in good corporate governance policies and practices. We expect to continue to seek and implement those corporate governance practices that we believe will promote a high level of performance from our Board of Directors, officers and employees. This section describes key corporate governance guidelines and practices that our Board of Directors has adopted. Copies of the following corporate governance documents are posted on our website at http://ir.avidbio.com/corporate-governance: (1) Code of Business Conduct and Ethics; (2) Amended and Restated Charter of the Compensation Committee of the Board of Directors; (3) Charter of the Audit Committee of the Board of Directors; (4) Charter of the Corporate Governance Committee of the Board of Directors; and (5) Corporate Governance Guidelines. If you would like a printed copy of any of these corporate governance documents, please send your request to Avid Bioservices, Inc., Attention: Corporate Secretary, 14191 Myford Road, Tustin, California 92780.

Board of Directors

Our business is managed under the direction of our Board of Directors pursuant to the General Corporation Law of the State of Delaware and our Bylaws. Our Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance. Among the primary responsibilities of our Board of Directors is the oversight of the management of our Company. Our directors remain informed of our business and management activities by reviewing documents provided to them before each meeting of the Board of Directors and by attending presentations made by our Chief Executive Officer and other members of management. The Board of Directors held four meetings during the fiscal year ended April 30, 2024. Each incumbent director attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which he or she served during the fiscal year ended April 30, 2024. In addition, members of the Board of Directors have access to our books, records and reports and independent auditors and advisors. Members of our management frequently interact with and are at all times available to our Board of Directors.

Director Independence

Under Nasdaq Listing Rule 5605(a)(2), a director will not be considered an “independent director” if such director at any time during the past three years was an employee of the Company, or if a director (or a director’s family member) accepted compensation from the Company (other than compensation for board or committee service, compensation paid to a family member who is an employee of the Company, or benefits under a tax-qualified retirement plan, or non-discretionary compensation) in excess of $120,000 during any twelve consecutive month period within the three years preceding the determination of independence. In addition, a director will not qualify as an “independent director” if, in the opinion of our Board of Directors, that person has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board has affirmatively determined, after considering all of the relevant facts and circumstances, that all of the directors, other than Nicholas S. Green our President and Chief Executive Officer, are independent from our management under the standards set forth in the Company’s Corporate Governance Guidelines, which incorporates the independence standards required by Nasdaq Listing Rule 5605(a)(2). This means that none of the independent directors have any direct or indirect material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company.

Our Audit, Compensation and Corporate Governance Committees are composed entirely of independent directors as required by applicable SEC and Nasdaq rules. In addition, there are no family relationships among any of the directors or executive officers of the Company. Further, each member of our Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act.

Meetings of Independent Directors

The independent members of our Board of Directors have a practice of meeting in executive sessions without the presence of any members of Avid’s management. In accordance with the Corporate Governance Guidelines, the independent members of the Board of Directors are generally scheduled to meet in executive session each time the Board of Directors holds its regularly scheduled meetings and otherwise as needed.

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Committees of Our Board of Directors

The Board of Directors has three standing committees: the Compensation Committee, the Audit Committee, and the Corporate Governance Committee. Each of the three committees maintains a written charter approved by the Board of Directors. Current copies of all of our committees’ charters are available on our website at http://ir.avidbio.com/corporate-governance. The following is a summary of our three standing committees:

Compensation Committee. The primary purposes of the Compensation Committee are to: (i) establish the compensation policies of the Company; (ii) ensure that the compensation of the Board of Directors, Chief Executive Officer and other corporate officers of the Company enables it to attract and retain high-quality leadership and is consistent with such policy; (iii) review the performance of the Company’s Chief Executive Officer and other corporate officers in achieving Company goals and objectives and ensure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company; and (iv) produce an annual report on executive compensation for inclusion in the Company’s proxy statements, in accordance with applicable rules and regulations. The Compensation Committee carries out its responsibilities in accordance with the terms of its charter. The Compensation Committee met five times during the fiscal year ended April 30, 2024. The Compensation Committee has the authority to recommend director compensation to the Board and to determine executive compensation and may not delegate this authority. The Compensation Committee’s members are currently Dr. Catherine J. Mackey (chair of the committee), Mr. Gregory P. Sargen, and Ms. Jeanne A. Thoma, each of whom is an independent director.

Audit Committee. The primary purposes of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (i) the Company’s financial statements provided to stockholders, the public and others; (ii) the Company’s system of internal controls regarding finance, accounting, legal compliance and ethical behavior; and (iii) the Company’s auditing, accounting and financial reporting process. The Audit Committee carries out its responsibilities in accordance with the terms of its charter. The Audit Committee met four times during the fiscal year ended April 30, 2024. The Audit Committee has determined that Mr. Gregory P. Sargen is an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act and meets the financial sophistication required under the Nasdaq listing standards. The Audit Committee meets the Nasdaq composition requirements, including the requirement that all Audit Committee members have the ability to read and understand financial statements. The Audit Committee members are currently Mr. Gregory P. Sargen (chair of the committee), Dr. Catherine J. Mackey, Mr. Richard B. Hancock, and Dr. Esther M. Alegria, each of whom is an independent director.

Corporate Governance Committee. The primary purposes of the Corporate Governance Committee are to: (i) make recommendations to the Board of Directors regarding the size of the Board of Directors; (ii) make recommendations to the Board of Directors regarding the criteria for the selection of director nominees; (iii) identify and recommend to the Board of Directors for selection as director nominees individuals qualified to become members of the Board of Directors, including stockholder recommendations; (iv) recommend committee assignments to the Board of Directors; (v) regularly review our corporate governance documents, including our corporate Charter and Bylaws and the Corporate Governance Guidelines; (vi) oversee the evaluation of the Board of Directors and committees thereof, and (vii) review and monitor our environmental, social and governance strategy, policies and practices. The Corporate Governance Committee met three times during the fiscal year ended April 30, 2024. The Corporate Governance Committee’s members are currently Ms. Jeanne A. Thoma (chair of the committee), Dr. Joseph Carleone, Dr. Esther M. Alegria and Mr. Richard B. Hancock, each of whom is an independent director.

Stockholder Recommendations for Nominations to the Board of Directors

The Corporate Governance Committee intends to evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation but must include information that would be required under the “advance notice” provisions of our Bylaws and rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Corporate Secretary of the Company c/o Avid Bioservices, Inc., 14191 Myford Road, Tustin, California 92780, and such director nominations will be presented to the Board for its consideration. Stockholders must also satisfy the notification, timeliness, consent, and information requirements set forth in our Bylaws. These requirements are also described under “Questions and Answers About the Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?”.

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Board of Directors Leadership Structure

Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that it should have the flexibility to make these determinations in the way that it believes best provides appropriate leadership for the Company at a given time.  Separation of the Company’s Chief Executive Officer and Chairman of the Board is appropriate for the Company at this time. Both positions are actively engaged on significant matters affecting the Company. The Chief Executive Officer has overall responsibility for all aspects of the Company’s operations, while the Chairman has a greater focus on governance of the Company, including oversight of the Board of Directors. We believe this balance of shared leadership between the two positions is a strength for the Company. In accordance with the Corporate Governance Guidelines, in the event that in the future the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the non-employee directors shall designate a lead independent director.

Risk Oversight

The Board of Directors oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives to improve long-term performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for the Company.

While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and financial risk assessment reports from management. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive and other compensation plans. The Corporate Governance Committee oversees the annual Board self-evaluation and director nomination processes in order to promote a diverse and well-balanced Board, and oversees the evaluation of the Chief Executive Officer, including succession planning. These committees meet regularly and report their findings to the Board of Directors throughout the year. The Company also maintains insurance policies that may reimburse the Company to an extent for a range of potential losses that the Company could incur in due course.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, and have posted the text of the policy on our website (avidbio.com) in the Investors—Corporate Governance section. In addition, we intend to promptly disclose on our website, to the extent required by the rules and regulations of the SEC, (i) the nature of any amendment to the Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and (ii) the nature of any waiver, including an implicit waiver, from a provision of the Code of Ethics that is granted to one of these specified individuals, the name of such person who is granted the waiver and the date of the waiver.

Communicating with the Board of Directors

Under our Code of Ethics, we have established an Open Door Policy and Hotline For Reporting Employee Complaints or Accounting or Auditing Matters for the confidential, anonymous submission by our directors, officers and employees of concerns regarding violations or suspected violations of our Code of Ethics, including those relating to accounting and auditing matters. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of communications received by us, our Board of Directors and the Audit Committee regarding accounting, internal controls or auditing matters. Written communications from our stockholders and employees may be sent to: Avid Bioservices, Inc., Attention: Audit Committee Chair, 14191 Myford Road, Tustin, California 92780.

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In addition, the Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board of Directors on appropriate matters. Any stockholder or interested person may communicate with the Company’s non-management directors as a group by sending a communication to the Board of Directors c/o Avid Bioservices, Inc., Attn: Corporate Secretary, Avid Bioservices, Inc., 14191 Myford Road, Tustin, California 92780. All communications will be reviewed by the Company’s Corporate Secretary. The Corporate Secretary will not forward to the non-management directors any spam, junk mail, mass mailing, product complaint, product inquiry, new product suggestion, job inquiry, survey, or business solicitation or advertisement. Material that is unduly hostile, threatening, illegal, or similarly unsuitable will also be excluded. The non-management directors who receive such communication will have discretion to determine the handling of such communication, and if appropriate, the response to the person sending the communication and disclosure, which shall be consistent with the Company’s policies and procedures and applicable law regarding the disclosure of information.

Corporate Responsibility and Environmental, Social and Governance (“ESG”)

In fiscal year 2024, we reinforced our dedication to corporate ESG, responsibility and sustainability by expanding our engagement with EcoVadis as a rated customer. EcoVadis is a globally recognized platform for business sustainability ratings. Avid recently earned a score of 56 from EcoVadis, placing the company in the 62nd percentile globally. The EcoVadis assessment evaluates 21 sustainability criteria across four core themes: Environment, Labor & Human Rights, Ethics and Sustainable Procurement. More than 125,000 companies globally have been rated by EcoVadis.

Additionally, we appointed a dedicated program owner for our corporate ESG and sustainability initiatives. Our ESG steering committee has been revitalized with new members from the People team, Operations, Supply Chain, Engineering, Environmental Health and Safety, and the executive team. Throughout the year, we developed and launched our corporate ESG website, which is now publicly accessible. The ESG working team made significant progress on various programs and initiatives including the following corporate policies:

•	Supplier Code of Conduct
•	Modern Slavery
•	Diversity, Equity, Inclusion, and Belonging
•	Environmental, Health, Safety and Sustainability

In fiscal year 2024, Avid Bioservices made a commitment to align with the Science-Based Targets initiative (“SBTi”) methodology and standards. SBTi provides companies with a clearly-defined path to reduce emissions in line with the Paris Agreement goals. We have begun and plan to continue with the SBTi target setting process and disclosure.

Director Attendance at Annual Meetings of Stockholders

We have no policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend our annual meetings at which they stand for re-election. Six of our then current directors attended the 2023 Annual Meeting of Stockholders and one director was unable to attend due to an unavoidable scheduling conflict.

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Director Compensation

Our non-employee director compensation program is designed to attract, retain and reward qualified non-employee directors and align the financial interests of the non-employee directors with those of our stockholders. The following table sets forth information regarding the compensation earned during the fiscal year ended April 30, 2024 by each individual who served as a non-employee director at any time during the fiscal year. Mr. Green’s compensation for his services as an employee is discussed under “Compensation Discussion and Analysis” and the executive compensation tables that follow it.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	Total
Esther M. Alegria, Ph.D.	$85,000	$155,185	–	$240,185
Joseph Carleone, Ph.D.	$120,000	$155,185	–	$275,185
Richard B. Hancock	$85,000	$155,185	–	$240,185
Catherine J. Mackey, Ph.D.	$90,000	$155,185	–	$245,185
Gregory P. Sargen	$90,000	$155,185	–	$245,185
Jeanne A. Thoma	$90,000	$155,185	–	$245,185

(1)	The amounts reported in this column represent the grant date fair value of the Restricted Stock Units (“RSUs”) granted to our non-employee directors during the fiscal year 2024, as computed in accordance with ASC Topic 718, not including any estimates of forfeitures. The assumptions used in calculating the grant date fair value of the RSUs reported in this column are set forth in Note 6 “Equity Compensation Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2024, filed with the SEC on July 2, 2024. The amounts reported in this column reflect the accounting cost for these RSUs, and do not correspond to the actual economic value that may be received by the non-employee directors from the RSUs. As of April 30, 2024, our non-employee directors had the following outstanding RSUs: Dr. Alegria – 27,445; Dr. Carleone – 26,756; Mr. Hancock – 33,770; Dr. Mackey – 26,756; Mr. Sargen – 26,756; and Ms. Thoma – 26,756.

(2)	No stock options were granted to our non-employee directors during fiscal year 2024. As of April 30, 2024, our non-employee directors had the following outstanding options: Dr. Alegria – 8,376; Dr. Carleone – 124,305; Mr. Hancock – 178,254; Dr. Mackey – 61,805; Mr. Sargen – 124,305; and Ms. Thoma – 19,403.

Our Compensation Committee reviews and recommends to our Board for approval our non-employee director compensation program which consists of both cash and equity compensation. For fiscal year 2024, the non-employee director compensation program, which was unchanged from the prior two fiscal years, was comprised of: (A) cash compensation consisting of: (i) an annual retainer of $55,000, (ii) an annual retainer of $50,000 for the Chairman of the Board, and (iii) an annual retainer of $20,000 and $15,000 per committee chairmanship and membership, respectively, each payable in advance in equal quarterly installments, and (B) equity compensation consisting of an annual RSU award, in December of each year, under our 2018 Omnibus Incentive Plan for a number of shares of the Company’s Common Stock with a grant date intrinsic value of $140,000. These RSUs fully vest on the first anniversary of the date of grant. With respect to a non-employee director’s initial appointment or election to our Board of Directors, such non-employee director would receive an initial RSU award with a grant date intrinsic value of $210,000. The initial RSU award vests in equal annual installments over a three-year period following the grant date. With respect to the annual and initial RSU awards, the number of shares awarded to each non-employee director is based on the average closing price of the Company’s Common Stock as reported on the Nasdaq Stock Market for the thirty (30) days ended on the date of the award. The foregoing compensation program was initially approved for fiscal year 2022 based on a benchmarking analysis conducted by Aon Consulting, Inc., through its Human Capital Solutions division (“Aon”), the Compensation Committee’s then independent compensation consultant.

Our non-employee directors are subject to our stock ownership policy and our policy on securities trading, described in further detail under the “Compensation Discussion and Analysis” in the Proxy Statement.

In July 2023, the Board adopted the Avid Bioservices, Inc. Deferred Compensation Plan, effective July 7, 2023. The plan provides non-employee directors and certain highly compensated employees with an opportunity to defer up to 80% of their base compensation, 100% of their cash bonuses (if applicable), and up to 100% of certain RSU and performance stock unit (“PSU”) awards. No non-employee director deferred any compensation in fiscal year 2024.

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Proposal No. 2:

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee, in consultation with management, has approved the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending April 30, 2025. Ernst & Young LLP has served in this capacity for each of the 24 fiscal years ended April 30, 2024. During the 24 fiscal years ended April 30, 2024, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of Ernst & Young LLP are expected to attend the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board of Directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT Stockholders VOTE “FOR” PROPOSAL No. 2 TO RATIFY THE APPOINTMENT OF Ernst & Young LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR the FISCAL YEAR ENDING APRIL 30, 2025.

Independent Registered Public Accounting Firm Fees

The following summarizes aggregate fees billed to the Company for the fiscal years ended April 30, 2024 and 2023 by Ernst & Young LLP, our independent registered public accounting firm:

	2024	2023
Audit fees(1)	$1,115,000	$831,000
Audit-related fees(2)	40,000	–
Tax fees(3)	14,000	–
Total fees	$1,169,000	$831,000

(1)	Audit fees pertain to the audit of our annual consolidated financial statements for the fiscal years ended April 30, 2024 and 2023, including attestation services relating to the report on our internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and timely reviews of our quarterly consolidated financial statements. Audit fees for the fiscal year ended April 30, 2024, included approximately $265,000 in fees for work related to our filing of restated financial statements and new convertible debt. Audit fees for the fiscal year ended April 30, 2023, included approximately $9,000, related to Ernst & Young’s review of, and issuance of a consent for, our filing of a Registration Statement on Form S-8 with the Securities and Exchange Commission.

(2)	This category consists of fees for assurance and related services reasonably related to the performance of the audit or review of financial statements and that are not reported under the Audit Fees category. For the fiscal year ended April 30, 2024, we incurred fees of approximately $40,000, related to Ernst & Young’s performance of agreed upon procedures in connection with our payoff of convertible notes

(3)	This category consists of fees for professional services rendered for tax compliance and tax advice.

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Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm consistent with applicable SEC rules. From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by an independent registered public accounting firm, the Audit Committee has pre-approved all audit and permissible non-audit services provided by Ernst & Young LLP.

The Audit Committee has considered whether the non-audit services provided by Ernst & Young LLP are compatible with maintaining that firm’s independence and has determined that the provision of such non-audit services is compatible with maintaining the independent registered public accounting firm’s independence.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviews the Company’s financial matters and oversees the financial reporting process on behalf of our Board of Directors. The Audit Committee operates pursuant to a written Audit Committee Charter adopted by the Board. In accordance with the Audit Committee Charter, we must meet the independence requirements and other criteria set by the Nasdaq Listing Rules and SEC rules and regulations as currently in effect. As part of our oversight of our Company’s financial statements, the Audit Committee reviews and discusses with both management and Ernst & Young LLP all annual and quarterly financial statements prior to their issuance. Our responsibilities include selecting, in consultation with management, an accounting firm to be hired as the Company’s independent registered public accounting firm. We are also responsible for recommending to the Board of Directors that the Company’s financial statements be included in its Annual Reports on Form 10-K, and based on our review and discussion described below, we recommended to the Board that the Company’s financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2024 (the “Annual Report”). We took the following steps in making our recommendation that the Company’s financial statements be included in the Annual Report:

1.	Reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, for the fiscal year ended April 30, 2024, all annual and quarterly financial statements prior to their issuance.

2.	Discussed with Ernst & Young LLP those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

3.	Discussed with Ernst & Young LLP its independence and received from Ernst & Young LLP the written disclosures required by the applicable requirements of the PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence. This discussion and disclosure helped the Audit Committee in evaluating such independence.

4.	Reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s audited consolidated balance sheet at April 30, 2024, and consolidated statements of loss and comprehensive loss, cash flows and stockholders’ equity for the fiscal year ended April 30, 2024.

Based on the reviews and discussions explained above, the Audit Committee recommended to the Board of Directors that the Company’s financial statements be included in the Annual Report.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this information by reference and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors

Gregory P. Sargen (Chair of the Audit Committee)

Catherine J. Mackey, Ph.D.

Esther M. Alegria, Ph.D.

Richard B. Hancock

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Proposal No. 3:

Advisory Non-Binding Vote On The Compensation Of The Named Executive Officers

In accordance with the requirements of Section 14(a) of the Exchange Act and the related rules of the SEC, stockholders have an opportunity to cast an advisory, non-binding vote on the compensation paid to our Named Executive Officers (“NEOs”), as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.  This proposal, commonly known as a “Say-on-Pay” proposal, is currently conducted at each annual stockholders’ meeting and gives stockholders the opportunity to either approve, reject or abstain from voting with respect to such compensation. In considering their vote, we urge stockholders to review the information on our compensation policies and decisions regarding our NEOs presented in the “Compensation Discussion and Analysis” section of this Proxy Statement.

As discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement, the primary objectives of our executive compensation program for fiscal year 2024 were to (i) attract and retain qualified executives with the requisite skills and abilities to enable us to achieve our corporate goals and (ii) align the interests of executives with those of stockholders by rewarding executives for the Company’s achievement of its goals and increased stockholder value. While we believe that the Compensation Committee is in the best position to determine whether the Company’s executive compensation program is appropriately tailored to meet these objectives, we appreciate and value our stockholders’ views.  Your advisory, non-binding vote will serve as an additional tool for the Compensation Committee in assessing the Company’s executive compensation program.

The Board recommends a vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s 2024 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

The Say-on-Pay vote is advisory, and therefore is not binding on us, our Compensation Committee or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Compensation Committee values the opinions of our stockholders. To the extent there is any significant vote against the NEOs’ compensation as disclosed in this Proxy Statement, we will endeavor to engage with stockholders to better understand the concerns that influenced the vote and consider our stockholders’ concerns. The Compensation Committee will evaluate whether any actions are necessary to address those concerns. We expect to conduct our next Say-on-Pay vote at our 2025 annual meeting of stockholders.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE, BY AN ADVISORY VOTE, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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Security Ownership Of Certain Beneficial Owners, Directors And Management

Share Ownership

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of August 15, 2024, by: (i) each stockholder known to us to beneficially own more than 5% of our Common Stock; (iii) each current director and director nominee; (iv) our Named Executive Officers as of April 30, 2024; and (v) all current directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of our Common Stock. Under these rules, Common Stock subject to any option or other right that are exercisable or convertible within 60 days after August 15, 2024 are deemed beneficially owned and outstanding for computing the percentage ownership of the individual or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, each person named below holds sole investment and voting power, other than the powers that may be shared with the person’s spouse under applicable law.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Number of Shares		Percent(a)
5% or Greater Stockholders:
BlackRock, Inc.(b)	5,281,444		8.28%
State Street Corporation(c)	4,626,843		7.25%
T. Rowe Price Investment Management, Inc.(d)	4,352,252		6.82%
Millenium Management LLC(e)	4,240,147		6.65%
Vanguard Group Inc.(f)	3,617,873		5.67%
AltraVue Capital, LLC(g)	3,359,332		5.27%
Point72 Asset Management, L.P.(h)	3,226,006		5.06%
Named Executive Officers and Current Directors(i):
Nicholas S. Green	385,036	(j)	*
Daniel R. Hart	337,620	(j)	*
Richard A. Richieri	156,982	(j)(k)	*
Matthew R. Kwietniak	32,087	(j)	*
Mark R. Ziebell	270,010	(j)	*
Esther M. Alegria, Ph.D.	19,366	(j)	*
Joseph Carleone, Ph.D.	227,873	(j)	*
Richard B. Hancock	302,831	(j)	*
Catherine J. Mackey, Ph.D.	78,428	(j)	*
Gregory P. Sargen	133,917	(j)	*
Jeanne A. Thoma	38,258	(j)	*
All directors and executive officers as a group (11 persons)	1,982,408		3.05%

*	Represents less than 1% of the outstanding shares of our Common Stock.

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(a)	Applicable percentage ownership of our Common Stock computed on the basis of 63,790,580 of our Common Stock outstanding at August 15, 2024, adjusted as required by rules promulgated by the SEC.
(b)	The information set forth herein is based solely on a Schedule 13G/A filed with the SEC on January 8, 2024, by BlackRock, Inc., 50 Hudson Yards, New York, NY 10001, reporting ownership as of December 31, 2023.
(c)	The information set forth herein is based solely on a Schedule 13G/A filed with the SEC on January 25, 2024, by State Street Corporation, 1 Congress Street, Suite 1, Boston, MA 02114, reporting ownership as of December 31, 2023.
(d)	The information set forth herein is based solely on a Schedule 13G filed with the SEC on February 14, 2024 by T. Rowe Price Investment Management, Inc., 101 E. Pratt Street, Baltimore, MD 21201, reporting ownership as of December 31, 2023.
(e)	The information set forth herein is based solely on a Schedule 13G/A filed with the SEC on January 8, 2024 jointly by Millennium Management LLC, Millenium Group Management, LLC and Israel A. Englander, 399 Park Avenue, New York, NY 10022, reporting ownership as of December 31, 2023. According to the Schedule 13G/A, the securities disclosed therein as beneficially owned by Millennium Management LLC, Millennium Group Management LLC and Mr. Englander are held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The foregoing should not be construed in and of itself as an admission by Millennium Management LLC, Millennium Group Management LLC or Mr. Englander as to beneficial ownership of the securities held by such entities.
(f)	The information set forth herein is based solely on a Schedule 13G/A filed with the SEC on February 13, 2024 by Vanguard Group Inc., PO Box 2600 V26, Valley Forge, PA 19482, reporting ownership as of December 29, 2023.
(g)	The information set forth herein is based solely on a Schedule 13G filed with the SEC on April 17, 2024 by AltraVue Capital, LLC, 11747 NE 1st Street, Suite 205, Bellevue, QA 98005-3018, reporting sole voting power as to 2,252,437 shares, shared voting power as to 1,106,895 shares and sole dispositive power as to 3,359,332 shares as of April 15, 2024.
(h)	The information set forth herein is based solely on a Schedule 13G filed with the SEC on April 26, 2024 jointly by Point72 Asset Management, L.P. (“Point72 Asset Management”) with respect to shares held by (i) Point72 Associates, LLC, an investment fund it manages (“Point72 Associates”); (ii) Point72 Capital Advisors, Inc. (“Point72 Capital Advisors”) with respect to shares held by Point72 Associates; and (iii) Steven A. Cohen with respect to shares beneficially owned by Point72 Asset Management and Point72 Capital Advisors.
(i)	The address of all of our executive officers and directors is c/o Avid Bioservices, Inc., 14191 Myford Road, Tustin, California, 92780.
(j)	Includes shares that such individuals have the right to acquire as of August 15, 2024, or within 60 days thereafter, pursuant to the exercise of outstanding stock options and vesting of stock awards and/or, in the case of certain NEOs, the settlement of PSUs for which settlement has been deferred as follows: Mr. Green—172,722 shares; Mr. Hart—253,434 shares; Mr. Richieri—115,796; Mr. Kwietniak—8,677; Mr. Ziebell—203,211 shares; Dr. Alegria—8,376 shares; Dr. Carleone—124,305 shares; Mr. Hancock—185,268 shares; Dr. Mackey—61,805 shares; Mr. Sargen—124,305 shares; and Ms. Thoma—19,403 shares. Such shares are deemed to be outstanding in calculating the percentage ownership of such individual (and the group), but are not deemed to be outstanding as to any other person.
(k)	Includes 6,957 shares held by Mr. Richieri’s spouse and 5,542 shares his spouse has the right to acquire as of August 15, 2024, or within 60 days thereafter.

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COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion and analysis of our executive compensation program and compensation decisions made for the fiscal year ended April 30, 2024 (“fiscal year 2024”).  This discussion relates to the executive officers named in the Summary Compensation Table included within the Compensation Discussion and Analysis section of this Proxy Statement.  We refer to these officers as the “Named Executive Officers” or “NEOs.”

The following summarizes select highlights from our fiscal year ended April 30, 2024:

•	Expanded our customer base and programs with existing customers and ended the year with a backlog of approximately $193 million;
•	Entered into industry partnership with California Institute of Regenerative Medicine (“CIRM”); and
•	Completed construction and launched our cell and gene therapy facility, representing the final milestone of a three-year expansion program.

Executive Summary

The Compensation Committee of the Board is responsible for establishing, implementing and overseeing our overall compensation strategy and policies, including our executive compensation program, in a manner that supports our business objectives. The Compensation Committee believes that attracting, motivating, retaining, and rewarding superior executive talent is key to delivering attractive stockholder returns, and that an appropriately structured executive compensation program is critical to that end. For fiscal year 2024, the Compensation Committee continued to maintain an executive compensation philosophy designed to tie executive compensation to the successful execution of our overall corporate goals and adherence to our core values that best serve the interests of our stockholders. The Compensation Committee’s complete roles and responsibilities are set forth in a written charter of the Compensation Committee adopted by our Board of Directors, which can be found at our website, http://ir.avidbio.com/corporate-governance.

Our Named Executive Officers for fiscal year 2024 were the following individuals:

•	Nicholas S. Green, President and Chief Executive Officer
•	Daniel R. Hart, Chief Financial Officer
•	Richard A. Richieri, Chief Operations Officer
•	Matthew R. Kwietniak, Chief Commercial Officer
•	Mark R. Ziebell, Vice President, General Counsel and Corporate Secretary

Compensation Philosophy

The Company’s compensation philosophy is to provide compensation that will attract, motivate, retain and reward high-performing talent in our industry and foster a pay-for-performance philosophy by tying a significant portion of pay to financial performance as well as other goals that support the creation of sustainable long-term stockholder value. The Company believes that the compensation of its executive officers should align the executive officers’ interests with those of the stockholders and focus executive officer behavior to achieve both near-term corporate goals and long-term business objectives and strategies.

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Compensation Objectives

The Company’s compensation programs for its executive officers are designed to provide the following:

Element	Objective(s)
Base Salary	•	Provides a fixed level of compensation that is competitive with the external market and reflects each executive’s contributions, experience, responsibilities and potential to contribute to our future success
Annual Cash Bonus Plan	• •

Aligns short-term compensation with our annual corporate goals, balanced with individual accountability

Motivates and rewards the achievement of annual corporate goals that support long-term value creation

Long-term Equity Incentives	• • •

Drives Company performance and aligns executives’ interests with the long-term interests of our stockholders

Motivates and rewards the achievement for stock price growth

Promotes executive retention and stock ownership, and focuses executives on enhancing stockholder value

Benefits	• • •

Promotes health and wellness

Provides financial protection in the event of disability or death

Provides tax-beneficial ways for executives to save towards their retirement, and encourages savings through competitive matches to executives’ retirement savings

The Compensation Committee believes that combining short-term compensation components (such as base salaries and annual cash incentive bonuses) and long-term compensation components (such as time-based and performance-based equity incentive awards) provides an overall compensation structure that is consistent with the compensation philosophy of both attracting and retaining key executives and providing incentive for the achievement of short and long-term corporate goals, as well as aligning executives’ interests with those of our stockholders.

Compensation Process

Role of the Compensation Committee in Setting Executive Compensation

It is the responsibility of the Compensation Committee to administer the Company’s compensation programs to ensure that they are competitive with specific peers within the contract development and manufacturing organizations industry segment, as well as companies within the broader life sciences industry having a comparable profile, and to include incentives that are designed to appropriately drive the Company’s continued efforts to create stockholder value. The Compensation Committee annually evaluates the performance of our executive officers relative to our corporate goals and objectives and reviews and approves all components of executive officer compensation, including base salaries, annual cash incentive compensation, and equity incentive compensation. Details of the Compensation Committee’s authority and responsibilities are specified in its charter.

In determining each executive officer’s compensation, our Compensation Committee reviews our corporate financial performance and financial condition and assesses the performance of the individual executive officers. The Chief Executive Officer evaluates the performance of the other executive officers and develops individual recommendations based upon peer group benchmarking data prepared by the Compensation Committee’s independent compensation consultant. The Chief Executive Officer and the Compensation Committee may make adjustments to the recommended compensation based upon an assessment of an individual’s performance and contributions to Avid. The compensation for the Chief Executive Officer is assessed and established by the Compensation Committee. This assessment is based on the peer group benchmarking data and other factors described in this Compensation Discussion and Analysis, and adjustments may be made based upon the non-employee directors’ evaluation, conducted under the supervision of the Corporate Governance Committee, of the Chief Executive Officer’s performance and contributions.

Although the Compensation Committee generally makes several compensation decisions in the first quarter of the fiscal year, the compensation evaluation process is ongoing. Compensation discussions and decisions are designed to promote our fundamental business objectives and strategy. Evaluation of management performance and rewards is performed annually or more often as needed.

Independent Compensation Consultant

In establishing compensation levels for each executive officer, the Compensation Committee has the authority to engage the services of outside consultants. For fiscal year 2024, the Compensation Committee did not engage an independent compensation consultant, but instead relied on a third party engaged by management to update the executive compensation data for our peer group as described below under “Market Benchmarks and Competitive Analysis.”

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Factors for Determining Compensation

Market Benchmarks and Competitive Analysis

For fiscal year 2024, the Compensation Committee, with the assistance of management, reviewed updated market capitalization and revenue data for the Company’s fiscal year 2023 peer group and determined that such peer group continued to serve as a representative set of peer companies for purposes of benchmarking executive compensation. The fiscal year 2023 peer group had been approved by the Compensation Committee based on an analysis prepared by, and the recommendation of, Aon, who had been engaged as the Compensation Committee’s independent consultant for such fiscal year. The following 14 companies comprise the Company’s peer group for benchmarking executive compensation for fiscal year 2024:

Fiscal Year 2024 Executive Compensation Peer Group
ANI Pharmaceuticals, Inc. (Nasdaq:ANIP)	Lifecore Biomedical, Inc. (Nasdaq:LFCR)
CareDx, Inc. (Nasdaq:CDNA)	Pacific Biosciences of California, Inc. (Nasdaq:PACB)
ChromaDex Corporation (Nasdaq:CDXC)	Quanterix Corporation (Nasdq:QTRX)
Codexis, Inc. (Nasdaq:CDXS)	Rigel Pharmaceuticals, Inc. (Nasdaq:RIGL)
Codiak BioSciences, Inc. (Nasdaq:CDAK)	Sangamo Therapeutics, Inc. (Nasdaq:SGMO)
Emergent BioSolutions Inc. (Nasdaq:EBS)	Standard BioTools Inc. (Nasdaq:LAB)
Harvard Bioscience, Inc. (Nasdaq:HBIO)	Twist Bioscience Corporation (Nasdaq:TWST)

The Compensation Committee uses peer group compensation data as one of several factors in determining appropriate compensation parameters for base salary, variable cash compensation and equity-based, long-term incentives. The Compensation Committee’s executive compensation decisions are made on a case-by-case basis, and specific benchmark results do not, in and of themselves, determine individual target compensation decisions. Management asked its compensation consultant, Anderson Pay Advisors, LLC, to update the peer group base salary, target bonus, target total cash, long-term incentive value and target total compensation data for the peer group executives. Management provided this data compiled by Anderson Pay Advisors to the Compensation Committee in connection with its fiscal year 2024 executive compensation decisions. Anderson Pay Advisors had been engaged by management to assist management in establishing a competitive compensation structure for all non-executive employees. Anderson Pay Advisors was not engaged by management to provide advice or recommendations on the amount or form of executive and director compensation. Anderson Pay Advisors merely used publicly available information to update the peer group executive compensation data and did not provide any advice to the Compensation Committee.

The Compensation Committee generally targets each NEO’s total compensation to the 50th percentile of the peer group, although individual elements of compensation may be above or below the 50th percentile. Additionally, the Compensation Committee considers a number of additional factors to determine the appropriate level of each NEO’s total compensation and each component of compensation, including the Company’s financial and operational performance and the relevant executive’s performance, experience, responsibilities and impact. Due to these other factors, the Compensation Committee may set an NEO’s total compensation below, at or above the 50th percentile of the peer group.

Performance

One of the primary objectives of our compensation program is to motivate our Named Executive Officers to achieve our short and long-term strategic goals. These corporate goals for fiscal year 2024 were tied to increasing revenue, backlog, adjusted net income and earnings before interest, taxes, depreciation and amortization. In addition to linking compensation to the attainment of pre-approved corporate goals, individual performance is assessed against individual goals such as continuing to diversify our client base, increasing production capacity through facilities expansion, continuing the diversification of our service offering into the cell and gene therapy market, managing operational and expansion costs and improving operational efficiencies, and more subjective, non-formulaic, criteria, such as:

•	involvement in, and responsibility for, the development and implementation of our strategic plans and the attainment of our strategic and operating objectives;
•	participation in the achievement of our corporate goals; and
•	contribution to the management team and application of managerial leadership skills.

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“Say-on-Pay” Consideration

We provide our stockholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay advisory proposal”) every year. We value our stockholders’ opinions and feedback and are committed to understanding the priorities and concerns of our stockholders. We believe that ongoing engagement builds mutual trust and alignment with our stockholders and is essential to our long-term success. At our 2023 Annual Meeting, approximately 91% of the shares that voted at the meeting approved, on an advisory basis, the compensation of our Named Executive Officers for fiscal 2023. The Compensation Committee views this outcome as an indication of our stockholders’ positive views of our compensation program, and will continue to review our executive compensation programs in an effort to ensure they appropriately address our key objectives for the fiscal year ending April 30, 2025.

Components of Our Fiscal Year 2024 Executive Compensation Program

Our Compensation Committee structured our executive compensation program to ensure that executive officers are compensated in a manner consistent with stockholder interests, competitive pay practices and applicable regulatory requirements.

Our Compensation Committee did not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation, between cash and non-cash compensation or between fixed and performance-based compensation. Instead, the Compensation Committee, after reviewing the Aon analysis, determined what it believes to be an appropriate level and mix of the various compensation components to achieve the compensation and corporate objectives described in this discussion.

Base Salary

Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for day-to-day performance. The Compensation Committee believes that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. Each executive officer’s base salary is initially determined upon hire or promotion based on the executive officer’s responsibilities, prior experience, individual compensation history and salary levels of other executives within the Company and similarly situated executives within our peer group. Base salary is typically reviewed annually. The Compensation Committee believes that the base salaries paid to our executive officers during the fiscal year 2024 achieved the Company’s compensation objectives. The following were the base salaries of our NEOs for fiscal year 2024:

Named Executive Officer	2024 Annual Base Salary(1)
Nicholas S. Green	$650,000
Daniel R. Hart	$445,000
Richard A. Richieri	$375,000
Matthew R. Kwietniak	$362,000
Mark R. Ziebell	$425,000

(1)	In June 2023, the Compensation Committee approved keeping the annual base salaries of our NEOs for fiscal year 2024 the same as fiscal year 2023.

Annual Cash Bonus Plan

Consistent with prior fiscal years, for fiscal year 2024 the Compensation Committee established an annual cash bonus plan (the “Annual Cash Bonus Plan”) for all eligible employees, including our NEOs. Under the Annual Cash Bonus Plan, participating employees are eligible to earn an incentive cash bonus based on their target bonus percentage, which is a percentage of their annual base salary, our attainment of certain corporate goals approved by the Compensation Committee at the beginning of the fiscal year and each employee’s individual performance and contributions towards the achievement of the corporate goals. Our CEO’s annual cash bonus is 100% based on our achievement against the corporate goals and the other NEOs’ annual cash bonus is 70% based on our achievement against the corporate goals and 30% based on each NEO’s individual performance and contributions to the achievement of the corporate goals.

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Target bonus percentages are benchmarked against our peer group and generally correlate to the level of responsibility of the NEO, with higher target bonus percentages generally reserved for executives having more responsibility. The target bonus percentages as approved by our Compensation Committee for fiscal year 2024 are set forth in the following table:

Named Executive Officer	Target Bonus Percentage(1)
Nicholas S. Green	100%
Daniel R. Hart	55%
Richard A. Richieri	45%
Matthew R. Kwietniak	45%
Mark R. Ziebell	45%

(1)	For fiscal year 2024, the Compensation Committee approved an additional 5% for each NEO’s target bonus percentage, other than for Mr. Green, whose target bonus percentage remained unchanged from fiscal year 2023. The increases were for fiscal year 2024 only, in lieu of any increase in fiscal year 2024 NEO annual base salaries and will be returned to the prior fiscal year percentages for fiscal year 2025.

For fiscal year 2024, the Compensation Committee established three corporate goals and corresponding financial performance targets for each goal. The three corporate goals were Adjusted EBITDA, Revenue and Backlog. “Adjusted EBITDA” is a non-GAAP measure that is defined by the Company as net income plus interest, taxes, depreciation and amortization, determined by reference to our audited financial results, and further adjusted by stock-based compensation and other adjustments deemed appropriate and approved by the Board of Directors. “Revenue” is measured against our audited financial results for fiscal year 2024. “Backlog” represents our signed customer orders as of April 30, 2024. The Compensation Committee believes use of these metrics is appropriate as they are important indicators of future growth and increased profitability, and are commonly used by investors and analysts when reviewing our performance.

For fiscal year 2024 Adjusted EBITDA determined funding of the Annual Cash Bonus Plan bonus pool with a minimum or threshold of 75% of target and a maximum of 130% of target. The Adjusted EBITDA target for fiscal year 2024 approved by the Compensation Committee was $24.5 million, which includes the accrual of fiscal year 2024 bonuses assuming achievement at 100% of target for the Revenue and Backlog goals. If the Company achieved or exceeded the threshold target for Adjusted EBITDA, which was $18.4 million, the bonus pool is then further adjusted by the Company’s performance against the goals for Revenue and Backlog, which are each given a 50% weight, with a minimum or threshold of 85% of target and a maximum of 115% of target. For actual performance levels between the “Threshold” and “Target”, the potential award percentage for each metric is interpolated on a straight-line basis, and for performance levels between “Target” and “Maximum”, the potential award percentage for each metric is interpolated applying a 2x multiplier. For example, achieving 105% of a performance metric would result in a 110% payout for such performance metric.

Performance Metric (Dollars in millions)	Threshold	Target	Maximum	Weight
Revenue	$131.8	$155	$178.3	50%
Backlog	$158.1	$186	$213.9	50%

The determination of the bonus amounts under the Annual Cash Bonus Plan for fiscal year 2024 is illustrated as follows:

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Corporate Performance Results

For fiscal year 2024, our performance against the Adjusted EBITDA bonus funding target and the two-performance metrics was as follows ($ in millions):

	Target	Actual Result	Actual Achieved	Bonus Achieved	Bonus Earned	Weight	Total Earned
Adjusted EBITDA	$ 24.5	$ 3.3	13%	N/A	Bonus Funded Amount (A)		0%

Revenue	$155	$140	90%	90%	90%	50%	45%
Backlog	$186	$193	104%	108%	108%	50%	54%
Weighted Target Earned (B)							99%
Total Bonus Payout (A x B)							0%

Fiscal Year 2024 Annual Cash Bonus Plan Payouts

As illustrated by the above table, for fiscal year 2024 because our performance against the Adjusted EBITDA bonus funding target did not achieve the threshold of 75% of target, or $18.4 million, the Annual Cash Bonus Plan was not funded resulting in no cash bonus payout for fiscal year 2024.

Long-term Equity Incentive Awards

Another component of our executive compensation program is long-term equity incentive awards. Our Compensation Committee believes that equity awards are an effective means of aligning the interests of executive officers and stockholders, rewarding executive officers for the Company’s success over the long term, and providing executive officers an incentive to remain with us. In fiscal year 2022, in an effort to improve the linkage between pay and performance and better align executive long-term incentives with the interests of stockholders, the Compensation Committee introduced PSU awards as a component of the mix of equity awards to our executive officers and has continued this practice each fiscal year thereafter. For fiscal year 2024 awards to executive officers, 50% of the total target long-term incentive value (“Target LTI Value”) was delivered as PSU awards and 50% of the Target LTI Value was delivered as RSU awards. The following is a summary of each type of long-term equity incentive award:

PSUs:

•	Share denominated units;
•	Vests as to one-third per year over three one-year performance periods tied to our fiscal years (each a “Performance Period”);
•	Vests based on performance against weighted revenue and adjusted net income targets for each Performance Period;
•	Adjusted net income means the Company’s net income before income taxes for the applicable Performance Period as adjusted, subject to approval by the Board, for share based compensation, changes in accounting practice, Board-directed initiatives and other non-routine items;
•	0% to 200% payout opportunity for each Performance Period based on fiscal year performance against the approved targets with linear interpolation where performance falls between the threshold, target, mid and maximum levels;
•	Vests effective the last day of the Performance Period but shares are not released to the respective NEOs until financial results for the applicable Performance Period have been audited by our independent public accounting firm, and the audited financial results against the performance targets are certified by our chief financial officer and approved by the Compensation Committee; and
•	Payouts are made in stock.

RSUs:

•	Share denominated units;
•	Vest quarterly in equal increments over a period of four years following the grant date; and
•	Paid in stock.

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Fiscal 2024 Annual LTI Awards

The Compensation Committee approved the following equity awards to the NEOs, which awards were made on July 9, 2023, in accordance with our long-term equity incentive plan design, as detailed below:

Named Executive Officer	Target LTI Value(1)	Number of RSUs(2)	Target Number of PSUs(2)
Nicholas S. Green	$4,000,000	135,645	135,644
Daniel R. Hart	$1,000,000	33,911	33,911
Richard A. Richieri	$ 500,000	16,955	16,955
Matthew R. Kwietniak	$ 600,000	20,347	20,346
Mark R. Ziebell	$ 590,000	20,008	20,007

(1)	Target LTI Values were approved by the Compensation Committee in June 2023 for purposes of the fiscal year 2024 long-term equity incentive awards and are based on the peer group benchmarking data compiled by Anderson Pay Advisors. Based on the Company’s financial performance for fiscal year 2023, the NEO award amounts generally targeted between the 25th and 75th percentile of the Company’s peer group.
(2)	Number of RSUs and target PSUs determined based on the average closing price of our Common Stock on the Nasdaq Stock Market for the 30-day calendar period ending on the grant date of the award.

Vesting of Outstanding PSU Awards Based on Fiscal Year 2024 Performance Period

The following tables reflect the vesting calculation for each NEOs outstanding PSU awards based on the fiscal year 2024 performance period.

Measure and Targets for Fiscal Year 2024 Performance Period of the Fiscal Year 2024 Award (Dollars in millions)
Performance Payout	Percentage Vested	Revenue (50%)	Adjusted Net Income (50%)
Maximum (200%)	100%	$185	$18.1
Mid (150%)	75%	$170	$13.2
Target (100%)	50%	$155	$8.2
Threshold (50%)	25%	$140	$3.3
Below Threshold (<50%)	0%	< $140	< $3.3

Results and Payout for Fiscal Year 2024 Performance Period of the Fiscal Year 2024 Award (Dollars in millions)
Performance Target	Actual Results	Payout Earned	Weight	Total
Revenue	$140	50%	50%	25%
Adjusted Net Income	$(16.4)	0%	50%	0%
Total Payout				25%
Percentage Vested				12.5%

Measure and Targets for Fiscal Year 2024 Performance Period of the Fiscal Year 2023 Award (Dollars in millions)
Performance Payout	Percentage Vested	Revenue (50%)	Adjusted Net Income (50%)
Maximum (200%)	100%	$229	$31.7
Mid (150%)	75%	$204	$27.1
Target (100%)	50%	$180	$22.0
Threshold (50%)	25%	$155	$16.8
Below Threshold (<50%)	0%	< $155	< $16.8

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Results and Payout for Fiscal Year 2024 Performance Period of the Fiscal Year 2023 Award (Dollars in millions)
Performance Target	Actual Results	Payout Earned	Weight	Total
Revenue	$140	0%	50%	0%
Adjusted Net Income	$(16.4)	0%	50%	0%
Total Payout				0%
Percentage Vested				0%

Measure and Targets for Fiscal Year 2024 Performance Period of the Fiscal Year 2022 Award (Dollars in millions)
Performance Payout	Percentage Vested	Revenue (60%)	Adjusted Net Income (40%)
Maximum (200%)	100%	$214	$36.7
Mid (150%)	75%	$191	$32.8
Target (100%)	50%	$168	$28.7
Threshold (50%)	25%	$145	$24.4
Below Threshold (<50%)	0%	< $145	< $24.4

Results and Payout for Fiscal Year 2024 Performance Period of the Fiscal Year 2022 Award (Dollars in millions)
Performance Target	Actual Results	Payout Earned	Weight	Total
Revenue	$139	0%	0%	0%
Adjusted Net Income	$(8.2)	0%	0%	0%
Total Payout				0%
Percentage Vested				0%

The equity award information for the fiscal year ended April 30, 2024 is set forth below under “Grants of Plan-Based Awards for Fiscal Year Ended April 30, 2024”. See footnote 2 to the “Option Exercises and Stock Vested” table below for the number of earned PSUs for each NEO.

Executive Severance Plan, Employment Agreements and Change in Control Benefits

Effective December 5, 2022, based on the recommendation of the Compensation Committee following its review of current market practices in consultation with Aon, its independent compensation consultant, our Board approved and adopted an Executive Severance Plan (“Plan”) applicable to all individuals employed by us at the C-level and vice president level, including NEOs. The Plan provides for severance benefits and payments upon certain involuntary terminations, including in connection with a change-in-control. Our Compensation Committee believes that severance and change in control protections are necessary to attract and retain executive talent and are a customary component of executive compensation. We are also a party to certain legacy employment agreements with Messrs. Green, Hart and Ziebell and an offer letter with Mr. Kwietniak, each of which provides for severance payments and accelerated vesting benefits triggered by various termination events. To the extent an Executive Participant, including Messrs. Green, Hart, Kwietniak and Ziebell, is currently a party to an existing agreement with us providing for severance benefits, such Executive Participant has the ability, following the occurrence of an event entitling such Executive Participant to receive severance benefits, to elect whether to receive, in total, the benefits under the existing agreement or the Plan. For a description of the Plan and employment agreements/offer letter and our potential payment obligations under the Plan or employment agreements/offer letter as of the fiscal year ended April 30, 2024, please see “Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control” and the related tabular disclosure below.

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With regard to the Plan and employment agreements/offer letter, we believe that severance protection triggered by a change-in-control allows our executives to assess a potential change-in-control objectively, from the perspective of what is best for our stockholders, without regard to the potential impact of the transaction on their own job security. We use a “double trigger” with respect to benefits that are to be provided in connection with a change-in-control. A change-in-control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us, other than for “cause,” or by the executive of “good reason,” each as defined in the employment agreements, in connection with a change in control. We believe a “double trigger” benefit maximizes stockholder value because it prevents a windfall to executives in the event of a change-in-control in which the executive retains significant responsibility as defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change-in-control that may put their jobs at risk. Further, we believe the severance protection offered under the Plan and employment agreements is balanced with the interests of the Company and its stockholders, as the executives are bound by non-disclosure, non-competition, and non-solicitation arrangements and must execute a general release in favor of the Company as a condition to receiving benefits under these agreements. None of the agreements include any tax gross-up payments for “golden parachute” excise taxes. All of the NEOs are “at will” employees.

Non-Qualified Deferred Compensation Plan

In July 2023, the Board adopted the Avid Bioservices, Inc. Deferred Compensation Plan, effective as of July 7, 2023. The plan provides non-employee directors and certain highly compensated employees with an opportunity to defer up to 80% of their base compensation, up to 100% of their cash bonuses (if applicable), and up to 100% of certain restricted stock unit and performance stock unit awards. The plan also allows for discretionary employer contributions, which, if made, will be subject to vesting and other conditions established by the Compensation Committee.

Perquisites and Other Benefits

Our NEOs are eligible to participate in broad-based benefit plans in which our regular employees are eligible to participate, including health, dental, and vision insurance, life and disability insurance, a 401(k) plan, and an Employee Stock Purchase Plan.

Under the 401(k) plan, NEOs are allowed to contribute on the same basis as other employees of the Company as determined by IRS regulations. For fiscal year 2024, the Company matched 50% of all employee contributions, including NEOs, up to the first 6% of a participant’s annual salary and bonus for all 401(k) plan contributions, subject in each case to certain IRS limitations. Under the 401(k) plan, each participating employee, including NEOs, is fully vested in his or her contributions to the 401(k) plan and Company contributions to the 401(k) plan will fully vest after three years of service.

Under the ESPP, NEOs are allowed to participate on the same basis as other employees of the Company, which allows employees on a voluntarily basis to purchase shares of our Common Stock directly from the Company through accumulated payroll deductions at a purchase price equal to the lesser of 85% of the fair market value of our Common Stock (i) on the first trading day of the six-month offering period or (ii) the last trading day of the six-month offering period. The Company believes the ESPP closely aligns the interests of participants with the interests of stockholders.

In addition, NEOs are eligible to participate in the same employee benefit plans as all other employees. The cost of health and dental insurance was 100% covered by the Company for NEOs and eligible dependents during fiscal year 2024. In addition, all employees, including NEOs, receive one (1) times their annual salary in term-life insurance, long-term disability benefits, and vision insurance at no cost to the employee. We also provide all employees, including NEOs, the option to make pre-tax payroll deductions up to $3,200 per calendar year under a flexible spending account plan that can be utilized for out-of-pocket medical, dental and other allowable expenses. The Company also provides paid-time-off benefits to cover vacation and sick time and annually determined Company holidays.

Tax and Accounting Considerations

We have not provided or agreed to provide any of the Company’s NEOs or directors with a gross-up or other reimbursement for tax amounts they might pay pursuant to Section 4999 or Section 409A of the Internal Revenue Code (as amended, the “Code”). Sections 280G and 4999 of the Code provide that executive officers, directors who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change-in-control of the Company that exceed certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Section 409A of the Code also imposes additional significant taxes on the individual in the event that an employee, director or service provider receives “deferred compensation” that is not exempt from or does not meet the requirements of Section 409A.

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For the Company’s financial statements, cash compensation, such as salary and bonus, is expensed and for income tax returns, cash compensation is generally deductible except as set forth below. For equity-based compensation, we expense the fair value of such grants over the requisite service period.

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although our Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, our Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our executive officers, including our named executive officers, in a manner consistent with the goals of our executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by us due to the deduction limit under Section 162(m). Under ASC Topic 718, we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC Topic 718.

Compensation Risk

As part of its oversight of our compensation policies, the Compensation Committee considers the incentives created by our executive compensation program and the impact that our compensation policies could have on our overall risk profile. In addition, the Compensation Committee annually reviews our compensation policies and procedures for all employees, including the NEOs, to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its latest review, our Compensation Committee concluded that our compensation policies and procedures did not create such risks.

Compensation Clawback Policy

Effective December 1, 2023, our Board of Directors adopted our Incentive-Based Compensation Recovery Policy (the “Clawback Policy”) pursuant to Listing Rule 5608 of the corporate governance rules of Nasdaq implementing Rule 10D-1 under the Exchange Act. The Clawback Policy is administered by our Compensation Committee and applies to all incentive-based compensation received by current and former executive officers of the Company as defined in Rule 10D-1 (each an “Affected Officer”) after October 2, 2023. Under the Clawback Policy, if the Company is required to prepare an accounting restatement to correct the Company’s material noncompliance with any financial reporting requirement under securities laws, including restatements that correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (collectively, a “Restatement”), the Company is obligated (subject to limited exceptions) to recover erroneously awarded incentive-based compensation received from the Company by Affected Officers. Incentive-based compensation includes any compensation that is granted, earned or vested based in whole or in part on the attainment of a financial reporting measure.  Erroneously awarded incentive-based compensation is the amount of incentive-based compensation received that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on an applicable Restatement.

On April 24, 2024, we filed (i) a Form 10-K/A for the fiscal year ended April 30, 2023 to amend and restate our consolidated financial statements and related footnote information as of April 30, 2023 and for the fiscal year ended April 20, 2023, which also included the effects on the unaudited condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q for the fiscal periods ended October 31, 2022 and January 31, 2023, (ii) a Form 10-Q/A for the fiscal quarter ended July 31, 2023 to amend and restate our unaudited condensed consolidated financial statements as of July 31, 2023 and for the three month period then ended, and (ii) a Form 10-Q/A for the fiscal quarter ended October 31, 2023 to amend and restate our unaudited condensed consolidated financial statements as of October 31, 2023 and for the three and six month periods then ended. No current or former executive officer had received any incentive-based compensation after October 2, 2023 and prior to the date the Audit Committee determined that the foregoing accounting restatements were necessary (March 11, 2024), and consequently there was no incentive-based compensation subject to recovery as a result of the restatements under the Clawback Policy.

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Stock Ownership Guidelines

In June 2022, the Board adopted a share ownership policy relating to ownership of the Company’s securities by the Company’s NEOs and the non-employee directors. Subject to the terms of the policy, (i) the CEO is required to acquire over a five-year period and hold shares of Common Stock of the Company equal to three times his or her base salary as of a specified measuring date, (ii) each of the Company’s other NEOs is required to acquire over a five-year period and hold shares of Common Stock of the Company equal to one and one-half times his or her base salary as of a specified measuring date, and (iii) each of the Company’s non-employee directors is required to acquire over a five-year period and hold shares of Common Stock of the Company equal to three times the Company’s annual cash retainer paid to each such non-employee director. Unvested RSUs, PSUs and unexercised stock options (regardless of whether they are vested or unvested or in-the-money) are not included in the total number of shares owned by the NEOs or directors for purposes of the share ownership policy. Each NEO and non-employee director is required to hold at least 50% of all net shares (after shares withheld or sold to pay tax obligations) of RSUs and PSUs that vest until such individual gains compliance with the stock ownership guidelines. The Corporate Governance Committee annually reviews progress NEOs and non-employee directors are making toward achieving compliance with these guidelines and has determined that all of our NEOs and non-employee directors, as of July 1, 2024, are proportionally on track to achieve their specific ownership levels within the time required by the guidelines.

Securities Trading Policy (Insider Trading and Hedging)

The Company has adopted a securities trading policy governing the purchase, sale, and/or other dispositions of the Company’s securities by directors, officers and employees, that are reasonably designed to promote compliance with insider trading laws, rules and regulations. The Company also has procedures designed to further the foregoing purposes. The Company has not adopted a similar policy or procedures applicable to the Company because, to date, the Company has not purchased its securities in the open market or adopted a program to do so.

The Company’s securities trading policy also prohibits our directors, officers and employees from engaging in short sales, trading in options, puts, calls or other derivatives with respect to our securities, and purchasing the Company’s stock on margin. This policy also prohibits our directors and officers from engaging in hedging transactions and pledging Company securities as collateral for a loan.

Timing of Equity Awards

Equity-based awards to executive officers and other eligible key employees are made on a regular award date each year shortly after filing our Annual Report on Form 10-K for our most recently completed fiscal year. For the past several years, the award date has been July 9.

We also make equity-based awards other than on the regular annual award date in connection with hiring a new employee. We generally make these awards on the fifteenth day of the calendar month following the month in which the new employee commenced employment.

Formal approval for awards is obtained prior to the grant dates. We do not coordinate the timing of our awards with the release of material non-public information. With respect to the annual and new hire equity awards, the number of shares awarded to each individual is based on the average closing price of our Common Stock as reported on the Nasdaq Stock Market for the thirty (30) days ended on the date of the award.

We have not granted stock options for the past couple of fiscal years.

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EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information regarding our current executive officers as of August 15, 2024:

Executive Officer	Age	Position
Nicholas S. Green	60	President and Chief Executive Officer
Daniel R. Hart	50	Chief Financial Officer
Richard A. Richieri	59	Chief Operations Officer
Matthew R. Kwietniak	55	Chief Commercial Officer
Mark R. Ziebell	60	Vice President, General Counsel and Corporate Secretary

The following biographies describe the business experience of our executive officers.

Nicholas S. Green’s biography is set forth above under the “Nominee Biographies” section of this Proxy Statement.

Daniel R. Hart has served as Chief Financial Officer since August 2018 and has over 25 years of financial accounting and operational experience. Prior to joining Avid, Mr. Hart served as Chief Financial Officer of ENO Holdings, Inc. from March 2014 to July 2018. Prior to that, Mr. Hart served SM&A, Inc. for almost a decade in several roles, including most recently as Senior Vice President, Chief Financial Officer. Earlier in his career, Mr. Hart worked in the audit practice of Deloitte & Touche LLP. Mr. Hart holds a Bachelor of Science in business administration with an emphasis in accounting from California Polytechnic State University, San Luis Obispo and is a certified public accountant (inactive).

Richard A. Richieri has served as Chief Operations Officer since October 2019 and has over 30 years of biopharmaceutical industry experience spanning the areas of drug discovery, CGMP operations, contract manufacturing and process development. Mr. Richieri previously spent 15 years with Avid Bioservices (when it was known as Peregrine Pharmaceuticals), including serving in the role of senior vice president of manufacturing. During that time, he was instrumental in launching, building and growing Avid’s CDMO business and helping the company diversify its production capabilities. Prior to joining the Company he spent the previous five years serving as an advisor and acting head of biologics production for Syngene International, a global discovery, development and manufacturing organization serving the pharmaceutical industry. Mr. Richieri holds a Bachelor of Science in chemical engineering from the University of California, Los Angeles and a Masters Degree in chemical engineering from the University of California, San Diego.

Matthew R. Kwietniak has served as Chief Commercial Officer since October 2021 and has over 30 years of sales experience spanning CDMO offerings, clinical development services and scientific products. Most recently he served as head of drug product sales for the Americas within the Pharma Services Group at Thermo Fisher Scientific from March 2018 to October 2021. In this role, Mr. Kwietniak is credited with record sales growth and consistent overachievement of quarterly and annual goals during his tenure and leadership. He also spent over a decade as a senior sales executive in the Clinical Development Services business at Covance, Inc., a division of LabCorp (“Covance”). Throughout his time with Covance, Mr. Kwietniak held multiple escalating sales leadership roles, culminating in a three-year tenure as Executive Director of sales in the Clinical Development Services division during which time he expanded and managed a U.S. commercial team of Business Development Directors that included the signing of several large Phase III contracts. In his leadership career, he has been responsible for growing and supporting sales teams generating in excess of $1 billion annually. Mr. Kwietniak holds a Bachelor of Science in business administration/management from The College of New Jersey.

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Mark R. Ziebell has served as Vice President, General Counsel since June 2012 and Corporate Secretary since July 2012, and has been practicing corporate and securities law for over 25 years. Prior to joining us, Mr. Ziebell was a partner with the Costa Mesa, California office of Snell & Wilmer LLP. Mr. Ziebell has represented public and private companies in a wide range of corporate and securities matters, mergers and acquisitions, strategic alliance matters and corporate governance. He earned his B.S. in accounting in 1986 from the University of San Francisco and his Juris Doctorate in 1994 from the University of San Francisco School of Law. Prior to earning his law degree, Mr. Ziebell was a certified public accountant with BDO LLP in San Francisco, California.

Compensation Summary

The following table contains information with respect to the compensation for the fiscal years ended April 30, 2024, 2023 and 2022 for our Chief Executive Officer, Chief Financial Officer, and our three other most highly compensated executive officers at April 30, 2024 (the “Named Executive Officers” or “NEOs”), as determined pursuant to SEC regulations.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Nicolas S. Green,	2024	650,000	—	3,776,336	—	—	49,007	4,475,343
President and Chief	2023	642,308	—	5,112,128	—	662,000	45,348	6,461,784
Executive Officer	2022	600,000	—	4,642,450	—	895,200	44,174	6,181,824
Daniel R. Hart,	2024	445,000	—	944,075	—	—	52,157	1,441,232
Chief Financial	2023	442,692	—	1,217,152	—	225,400	51,654	1,936,898
Officer	2022	430,000	—	1,266,100	—	320,780	50,328	2,067,208
Richard A. Richieri,	2024	375,000	—	472,027	—	—	36,907	883,934
Chief Operations	2023	373,462	—	547,706	—	151,900	36,319	1,109,387
Officer(5)
Matthew R. Kwietniak,	2024	362,000	—	566,439	—	—	47,433	975,872
Chief Commercial	2023	360,154	—	730,298	—	146,700	46,732	1,283,884
Officer(5)
Mark R. Ziebell,	2024	425,000	—	557,001	—	—	52,157	1,034,158
Vice President,	2023	423,308	—	730,298	—	172,200	51,593	1,377,399
General Counsel and Corporate Secretary	2022	414,000	—	580,260	—	247,075	50,373	1,291,708

(1)	Salary information is reported as of the last payroll paid prior to or immediately after April 30th of each fiscal year.
(2)	Represents the aggregate grant date fair value of the awards made in each fiscal year as computed in accordance with ASC Topic 718. Stock awards granted to executive officers consisted of RSUs, as to fifty percent (50%), and PSUs, as to fifty percent (50%). For fiscal year 2024, the grant date fair value of PSUs is calculated based on the probable outcome of the performance measures as of the date on which the PSUs were granted for accounting purposes, which was deemed to be the target level of achievement, as follows: Mr. Green - $1,888,171; Mr. Hart - $472,034; Mr. Richieri - $236,014; Mr. Kwietniak - $283,223; and Mr. Ziebell - $278,504. Actual PSU award payouts may range from 0 to 200 percent of the targeted incentive. For fiscal year 2024, the following amounts represent the aggregate grant date fair value of the PSU awards assuming achievement of maximum (200%) payout with respect to such PSU awards: Mr. Green - $3,776,343; Mr. Hart - $944,082; Mr. Richieri - $472,041; Mr. Kwietniak - $566,447; and Mr. Ziebell - $557,009. The PSUs are described more fully under the “Compensation Discussion and Analysis — Components of Our Fiscal Year 2024 Executive Compensation Program — Long-Term Equity Incentive Awards”. For all awards, the amounts in this column do not correspond to the actual value that may be recognized by each NEO. The assumptions used in determining the grant date fair values of the stock and option awards are set forth in Note 6 “Equity Compensation Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2024, filed with the SEC on July 2, 2024. Additional information regarding outstanding stock and option awards can be found in the “Outstanding Equity Awards at Fiscal Year-End” table of this Proxy Statement.
(3)	Represents performance bonuses earned under the Company’s Annual Cash Bonus Plan. Additional information regarding the Company’s Annual Cash Bonus Plan for its NEOs can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Annual Cash Bonus Plan”.
(4)	Amounts shown in this column reflect the cost of benefits paid on behalf of the Named Executive Officer for health, dental, and vision benefits in addition to premiums paid for disability and term life insurance (collectively referred to as “Health Benefits”) as well as company contributions to the Avid Bioservices, Inc. 401(k) Plan. Health Benefits paid and/or accrued during the fiscal year ended April 30, 2024 for each Named Executive Officer were as follows: Mr. Green—$42,257; Mr. Hart—$42,257; Mr. Richieri—$27,007; Mr. Kwietniak—$42,838; and Mr. Ziebell—$42,257. Company contributions to the Avid Bioservices, Inc. 401(k) Plan during the fiscal year ended April 30, 2024 for each Named Executive Officer were as follows: Mr. Green — $6,750; Mr. Hart—$9,900; Mr. Richieri—$9,900; Mr. Kwietniak—$4,595; and Mr. Ziebell—$9,900.
(5)	Mr. Richieri and Mr. Kwietniak were first designated as executive officers as defined by Rule 3b-7 of the Exchange Act in fiscal year 2023.

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Grants of Plan-Based Awards For the Fiscal Year Ended April 30, 2024

The following table sets forth certain summary information with respect to each plan-based award granted to our Named Executive Officers during the fiscal year ended April 30, 2024.

GRANTS OF PLAN-BASED AWARDS FOR THE FISCAL YEAR ENDED APRIL 30, 2024

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)
Name	Grant Date	Approval Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Mid (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Nicholas S.	—	—	552,500	650,000	1,098,500	—	—	—	—	—	—
Green	7/9/2023	6/21/2023	—	—	—	67,822	135,645	203,467	271,289	—	1,888,171
	7/9/2023	6/21/2023	—	—	—	—	—	—	—	135,644	1,888,165
Daniel R.	—	—	208,038	244,750	413,628	—	—	—	—	—	—
Hart	7/9/2023	6/21/2023	—	—	—	16,956	33,911	50,867	67,822	—	472,034
	7/9/2023	6/21/2023	—	—	—	—	—	—	—	33,911	472,041
Richard A.	—	—	143,438	168,750	285,188	—	—	—	—	—	—
Richieri	7/9/2023	6/21/2023	—	—	—	8,478	16,955	25,433	33,911		236,013
	7/9/2023	6/21/2023	—	—	—	—	—	—	—	16,955	236,014
Matthew R.	—	—	138,465	162,900	275,301	—	—	—	—	—	—
Kwietniak	7/9/2023	6/21/2023	—	—	—	10,173	20,347	30,520	40,693	—	283,223
	7/9/2023	6/21/2023	—	—	—	—	—	—	—	20,346	283,216
Mark R.	—	—	162,563	191,250	323,213	—	—	—	—	—	—
Ziebell	7/9/2023	6/21/2023	—	—	—	10,004	20,008	30,011	40,015	—	278,504
	7/9/2023	6/21/2023	—	—	—	—	—	—	—	20,007	278,497

(1)	The column sets forth the date on which the Compensation Committee took action to grant the reported awards.
(2)	Reflects threshold, target and maximum award amounts established for fiscal year 2024 under the Company’s Annual Cash Bonus Plan. Additional information regarding the Company’s Annual Cash Bonus Plan, including the performance metrics applicable to these awards under our Annual Cash Bonus Plan, can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Annual Cash Bonus Plan”. The actual amount of bonus earned by each NEO under the Annual Cash Bonus Plan for fiscal year 2024 is reflected in the “Summary Compensation Table” above under the column heading, “Non-Equity Incentive Plan Compensation.”
(3)	Represents shares of our Common Stock subject to each of the PSU awards granted to the NEOs in fiscal year 2024 under our 2018 Omnibus Incentive Plan (the “2018 Plan”). These columns show the aggregate award amounts that may be earned at the threshold, target, mid and maximum levels of performance over three one-year performance periods based on our achievement against revenue and adjusted net income metrics established by the Compensation Committee for each performance period. Additional information regarding the PSUs can be found in under the heading “Compensation Discussion and Analysis — Components of Our Fiscal Year 2024 Executive Compensation Program — Long-Term Equity Incentive Awards.”
(4)	The RSU awards were granted under our 2018 Plan and vest quarterly over a four (4) year period commencing on the grant date until fully-vested, subject to the NEO’s continued service with us through the applicable vesting dates.
(5)	The assumptions used in determining the grant date fair value of RSU and PSU awards are set forth in Note 6 “Equity Compensation Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2024, filed with the SEC on July 2, 2024. The grant date fair value of PSUs is calculated in accordance with ASC Topic 718 and is based on the probable outcome of the performance measures as of the date on which the PSUs were granted for accounting purposes, which was deemed to be the target level of achievement.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding unexercised stock options and unvested stock awards held by our Named Executive Officers as of the fiscal year ended April 30, 2024:

		Option Awards				Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Nicholas S. Green	7/30/2020	56,250	18,750	$7.26	7/30/2027	—	—	—	—
	7/30/2020	—	—	—	—	37,500	$286,125	—	—
	7/9/2021	—	—	—	—	27,868	$212,633	—	—
	7/9/2022	—	—	—	—	79,436	$606,097	—	—
	7/9/2023	—	—	—	—	110,211	$840,910	—	—
	7/9/2022	—	—	—	—	—	—	47,073	$359,167
	7/9/2023	—	—	—	—	—	—	90,430	$689,981
Daniel R. Hart	8/1/2018	104,000	—	$5.66	8/1/2028	—	—	—	—
	7/10/2019	54,760	—	$6.07	7/10/2026	—	—	—	—
	7/10/2020	53,340	17,780	$6.95	7/10/2027	—	—	—	—
	7/10/2020	—	—	—	—	4,857	$37,059	—	—
	7/9/2021	—	—	—	—	7,600	$57,988	—	—
	7/9/2022	—	—	—	—	18,913	$144,306	—	—
	7/9/2023	—	—	—	—	27,553	$210,229	—	—
	7/9/2022	—	—	—	—	—	—	11,208	$85,517
	7/9/2023	—	—	—	—	—	—	22,608	$172,495
Richard A. Richieri	10/9/2019	56,250	—	$5.30	10/9/2026	—	—	—	—
	7/10/2020	33,681	14,817	$6.95	7/10/2027	—	—	—	—
	7/10/2020	—	—	—	—	4,047	$30,879	—	—
	7/9/2021	—	—	—	—	2,534	$19,334	—	—
	7/9/2022	—	—	—	—	8,511	$64,939	—	—
	7/9/2023	—	—	—	—	13,776	$105,111	—	—
	7/9/2022	—	—	—	—	—	—	5,044	$38,482
	7/9/2023	—	—	—	—	—	—	11,304	$86,250
Matthew R. Kwietniak	10/11/2021	—	—	—	—	4,016	$30,642	—	—
	7/9/2022	—	—	—	—	11,348	$86,585	—	—
	7/9/2023	—	—	—	—	16,532	$126,139	—	—
	7/9/2022	—	—	—	—	—	—	6,725	$51,312
	7/9/2023	—	—	—	—	—	—	13,565	$103,497
Mark R. Ziebell	5/6/2014	25,000	—	$12.25	5/6/2024	—	—	—	—
	5/11/2015	14,286	—	$9.17	5/11/2025	—	—	—	—
	6/2/2016	21,429	—	$3.50	6/2/2026	—	—	—	—
	7/10/2019	98,120	—	$6.07	7/10/2026	—	—	—	—
	7/10/2020	41,483	13,827	$6.95	7/10/2027	—	—	—	—
	7/10/2020	—	—	—	—	3,778	$28,826	—	—
	7/9/2021	—	—	—	—	3,484	$26,583	—	—
	7/9/2022	—	—	—	—	11,348	$86,585	—	—
	7/9/2023	—	—	—	—	16,256	$124,033	—	—
	7/9/2022	—	—	—	—	—	—	6,725	$51,312
	7/9/2023	—	—	—	—	—	—	13,339	$101,773

(1)	All of the option awards were granted with a per share exercise price equal to the fair value of one share of our Common Stock on the date of grant.

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(2)	All options vest over a four year period at the rate of 25% on each anniversary of the date of grant until fully-vested, subject to the NEO’s continued service with us through the applicable vesting dates.
(3)	The amounts reflected in this column represent unvested RSU awards. The RSU awards vest quarterly in equal installments over a four (4) year period commencing on the grant date except for the July 10, 2020 awards which vest over a four year period at the rate of 25% on each anniversary of the date of grant, in each case until fully-vested, subject to the NEO’s continued service with us through the applicable vesting dates.
(4)	All amounts in this column represent unvested PSU awards. The amounts reported in the table reflect the number of PSUs that would vest assuming target achievement of the performance goals during the final two one-year performance periods of the PSU awards made July 9, 2023 and the final one-year performance period of the PSU awards made July 9, 2022. Additional information regarding the PSUs can be found under the heading “Compensation Discussion and Analysis — Components of Our Fiscal Year 2024 Executive Compensation Program — Long-Term Equity Incentive Awards”.
(5)	Market value is calculated using a value of $7.63 per share, which was based on the closing price of our Common Stock on April 30, 2024, the last trading day of the fiscal year, times the number of shares subject to the applicable stock award.

Option Exercises and Stock Vested

The following table sets forth certain information with respect to the exercise of stock options and vesting of stock awards by our Named Executive Officers during the fiscal year ended April 30, 2024.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting(2)(3)
Nicholas S. Green	—	—	132,286	$1,304,365
Daniel R. Hart	—	—	34,505	$354,899
Richard A. Richieri	—	—	14,503	$145,781
Matthew R. Kwietniak	—	—	13,298	$113,320
Mark R. Ziebell	25,000	$201,100	27,605	$314,610

(1)	The value realized equals the difference between the exercise price and the market price of our Common Stock on the Nasdaq Stock Market at exercise, multiplied by the number of shares acquired on exercise.
(2)	Includes shares of Common Stock underlying the fiscal year 2024, 2023 and 2022 PSU awards which vested effective April 30, 2024 based on our performance for the first, second and third performance periods, respectively, ended April 30, 2024 against the financial targets. The value realized on vesting of RSUs and PSUs is based on the closing price of our Common Stock on the date vesting or the trading date immediately preceding the date of vesting if such vesting date is not a trading day, multiplied by the number of shares vested. The actual number of shares received by a NEO may be lower to the extent any shares were sold upon vesting in order to satisfy applicable tax withholding obligations.
(3)	For Messrs. Green, Hart, Kwietniak and Ziebell, includes the value of vested portions of PSU awards which the foregoing individuals elected to defer receipt under our Deferred Compensation Plan. The number of shares of Common Stock and the value of the deferred PSUs realized on vesting are also reflected in the “Executive Contributions in Fiscal Year 2024” column of the Fiscal Year 2024 Non-Qualified Deferred Compensation Table below. The actual value of the PSUs realized upon settlement may be different than the value reflected in this table.

Fiscal Year 2024 Non-Qualified Deferred Compensation Table

Our NEOs and certain other highly compensated employees are eligible to enroll in our Deferred Compensation Plan which provides them with an opportunity to defer up to 80% of their base compensation, 100% of their cash bonuses (if applicable), and up to 100% of certain RSU and PSU awards and thereby defer taxation of the cash and/or awards. Participants may elect to defer receipt for five or ten years from the grant date of the award, or until termination of employment, subject to earlier payment in the event of death and certain other circumstances. Distributions may be made, at the participant’s option, in a lump sum payment or in installments over a period of five or ten years.

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The table below provides information on the non-qualified deferred compensation of our NEOs in fiscal year 2024.

Name	Executive Contributions in Fiscal Year 2024 ($)	Registrant Contributions in Fiscal Year 2024 ($)	Aggregate Earnings in Fiscal Year 2024 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Fiscal Year 2024-End ($)
Nicholas S. Green(1)	89,691	—	—	—	89,691
Daniel R. Hart(2)	22,417	—	—	—	22,417
Richard A. Richieri	—	—	—	—	—
Matthew R. Kwietniak(3)	6,726	—	—	—	6,726
Mark R. Ziebell(4)	13,223	—	—	—	13,223

(1)	Mr. Green deferred receipt of shares of Common Stock upon the partial vesting of a PSU award granted on July 9, 2023 under the 2018 Plan. The amount contributed is attributable to the value of 11,755 shares of Common Stock realized on vesting in fiscal year 2024. The grant date fair value of Mr. Green’s deferred shares of Common Stock ($163,630) is reported in the Summary Compensation Table (“SCT”) under the column “Stock Awards” for fiscal year 2024.
(2)	Mr. Hart deferred receipt of shares of Common Stock upon the partial vesting of a PSU award granted on July 9, 2023 under the 2018 Plan. The amount contributed is attributable to the value of 2,938 shares of Common Stock realized on vesting in fiscal year 2024. The grant date fair value of Mr. Hart’s deferred shares of Common Stock ($40,897) is reported in the SCT under the column “Stock Awards” for fiscal year 2024.
(3)	Mr. Kwietniak deferred receipt of shares of Common Stock upon the partial vesting of a PSU award granted on July 9, 2023 under the 2018 Plan. The amount contributed is attributable to the value of 882 shares of Common Stock realized on vesting in fiscal year 2024. The grant date fair value of Mr. Kwietniak’s deferred shares of Common Stock ($12,277) is reported in the SCT under the column “Stock Awards” for fiscal year 2024.
(4)	Mr. Ziebell deferred receipt of shares of Common Stock upon the partial vesting of a PSU award granted on July 9, 2023 under the 2018 Plan. The amount contributed is attributable to the value of 1,733 shares of Common Stock realized on vesting in fiscal year 2024. The grant date fair value of Mr. Ziebell’s deferred shares of Common Stock ($24,123) is reported in the SCT under the column “Stock Awards” for fiscal year 2024.

Overview of Executive Severance Plan, Employment Agreements and Potential Payments Upon Termination or Change in Control

Executive Severance Plan

Effective December 5, 2022, based on the recommendation of the Compensation Committee following its review of current market practices in consultation with Aon, its independent compensation consultant, our Board approved and adopted an Executive Severance Plan (“Plan”) applicable to all individuals employed by us at the C-level and vice president level, including the NEOs (collectively, “Executive Participants”). To the extent an Executive Participant, including our NEOs, is currently a party to an existing agreement with us providing for severance benefits, such Executive Participant has the ability, following the occurrence of an event entitling such Executive Participant to receive severance benefits, to elect whether to receive the benefits under the existing agreement or the Plan.

Under the Plan, in the event of a termination of the Executive Participant’s employment by us without cause (as defined in the Plan) or a resignation by the Executive Participant for good reason (as defined in the Plan) three (3) or more months prior to a change in control (as defined in the Plan) or more than twelve (12) months following a change in control, the severance benefits for the Executive Participant shall generally consist of continued payment of base salary following the date of such Executive Participant’s termination of employment, plus reimbursement for the cost of continued group health insurance coverage, for the applicable severance period, which is twelve (12) months for C-level Executive Participants and six (6) months for Executive Participants who are vice presidents.

Under the Plan, in the event of a termination of the Executive Participant’s employment by us without cause or a resignation by the Executive Participant for good reason, in each case within three (3) months prior to a change in control or within twelve (12) months following a change in control, the severance benefits for the Executive Participant shall consist of the following:

•	payment of a lump sum amount equal to the Executive’s base salary and target bonus, plus reimbursement for the cost of continued group health insurance coverage, for the number of months in the applicable severance period, which is twenty-four (24) months for C-level Executive Participants and twelve (12) months for Executive Participants who are vice presidents; and

•	immediate vesting in full of all of the Executive Participant’s outstanding equity awards; provided, however, if vesting is otherwise based on satisfaction of performance objectives, such objectives shall be deemed satisfied at 100% of target for each performance period.

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Receipt of severance benefits under the Plan is conditioned upon the Executive Participant’s execution of a separation agreement containing, among other provisions, a general release of all claims in favor of us.

Payments are designed to comply with Section 409A of the Internal Revenue Code (the “Code”). In addition, if any payment under the Plan would constitute an excess parachute payment within the meaning of Section 280G of the Code, the payments will be reduced to the minimum extent necessary so that no portion of any payment or benefit will constitute an excess parachute payment, provided however, that the reduction will be made only if and to the extent that such reduction would result in an increase in the aggregate payment and benefits to be provided, determined on an after tax basis (taking into account the excise tax imposed pursuant to Section 4999 of the Code, or any successor provision, or any other tax).

Employment Agreements

As of the end of fiscal year 2024, we are a party to certain legacy employment agreements with Messrs. Green, Hart and Ziebell and an offer letter with Mr. Kwietniak. Each employment agreement is subject to automatic one-year extensions annually unless either party gives written notice of such party’s intent not to renew the employment agreement at least ninety (90) days prior to the commencement of the next year’s period.

Each employment agreement/offer letter provides that the executive officer must devote his or her full business time to the performance of services to the Company. In addition, each executive officer has agreed to maintain the confidentiality of the Company’s proprietary information, and that all work product discovered or developed by him or her in the course of his or her employment belongs to the Company. Each executive officer has further agreed that he or she will not (i) compete with the Company, directly or indirectly, during the course of such executive’s employment within the United States or any foreign country in which the Company has done business or has actually investigated doing business or where its products are sold or distributed, or (ii) solicit Company employees or customers during the course of employment and for a period of one year following the termination of such executive’s employment.

The Company has the right to terminate each executive’s employment for “cause” if such executive (a) breaches in any material respect or fails to fulfill in any material respect his or her fiduciary duty owed to Company; (b) breaches in any material respect his or her employment agreement/offer letter or any other confidentiality or non-solicitation, non-competition agreement with the Company; (c) pleads guilty to or is convicted of a felony; (d) is found to have engaged in any reckless, fraudulent, dishonest or grossly negligent misconduct, (e) fails to perform his or her duties to the Company, provided that he or she fails to cure any such failure within thirty (30) days after written notice from Company of such failure, provided further, however, that such right to cure shall not apply to any repetition of the same failure previously cured under the agreement; or (f) violates any material rule, regulation or policy of the Company that may be established and made known to Company’s employees from time to time, including without limitation, the Company’s employee handbook. If an executive’s employment is terminated for “cause”, he or she shall have no right to receive any compensation or benefit under his or her employment agreement/offer letter after such termination other than base salary and paid time-off earned or accrued but unpaid as of the date of termination.

If we terminate Mr. Green’s, Mr. Hart’s or Mr. Ziebell’s employment without cause or Mr. Green, Mr. Hart or Mr. Ziebell, as the case may be, terminates his employment for “good reason”, such executive is entitled to (i) continued base salary and group insurance benefits for a period of twelve (12) months, and (ii) other than with respect to Mr. Green, the payment of any prorated earned target bonus, as determined by the Compensation Committee in its sole discretion. In addition, each executive shall have a period of time equal to the lesser of two years, for Mr. Ziebell, and twelve months, for Mr. Hart, following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits shall be conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates. Pursuant to his offer letter, if we terminate Mr. Kwietniak’s employment without cause or he terminates his employment for “good reason”, Mr. Kwietniak is entitled to continuation of his base salary and group benefits paid in equal installments for a period of six months.

Each employment agreement defines “good reason” as (a) the Company relocates executive’s principal place of work to a location more than fifty (50) miles from the original location, without the executive’s prior written approval; (b) the executive’s position and/or duties are modified so that his or her duties are no longer consistent with the executive’s title; or (c) the executive’s annual base salary and related benefits, as adjusted from time to time, are reduced without his written authorization.

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In the event of a change-in-control of Avid, if (i) Mr. Green’s, Mr. Hart’s, Mr. Kwietniak’s or Mr. Ziebell’s employment is terminated other than for cause within three (3) months prior or twenty-four (24) months following such change-in-control, or (ii) such executive officer terminates his or her employment for “good reason” within twenty-four (24) months, for Mr. Green and Mr. Hart, or twelve (12) months, for Mr. Kwietniak or Mr. Ziebell, following such change-in-control, the executive shall be paid (a) in the case of Mr. Kwietniak, six months’, and Mr. Green, twelve (12) months’ base salary, payable monthly in twelve equal installments, and in the case of Mr. Hart and Mr. Ziebell, twenty-four (24) months base salary, payable in a single lump sum, and (b) other than with respect to Mr. Green and Mr. Kwietniak, one hundred percent (100%) of such executive’s earned target bonus as determined by the Compensation Committee in its sole discretion. Mr. Hart and Mr. Ziebell will also be paid a single lump sum payment equal to group insurance benefits for the appliable NEO and his family for twenty-four (24) months and in the case of Mr. Kwietniak and his family payable monthly in equal installments for a period of six months. In addition, each of the executive officers’ outstanding equity awards shall immediately become fully vested, provided however that PSUs shall only vest as to the “target” level of performance, and, with respect to stock options, Mr. Green shall have a period of one year following the date of such termination, and Mr. Hart and Mr. Ziebell each shall have a period of time equal to the lesser of two years, for Mr. Hart following the date of such termination, and for Mr. Ziebell, following the date of the change-in-control, or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits is conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

Payments Upon Termination Without Cause or Resignation for Good Reason

The following table sets forth the potential payments to our NEOs assuming a termination without cause or resignation for good reason not in connection with a change in control with estimated benefits calculated as if the termination occurred on April 30, 2024:

Named Executive Officer	Base Salary(4)	Target Bonus(5)	Group Benefits(6)	Total
Nicholas S. Green(1)	$650,000	—	$42,257	$692,257
Daniel R. Hart(2)	$445,000	$244,750	$42,257	$732,007
Richard A. Richieri(3)	$375,000	—	$27,007	$402,007
Matthew R. Kwietniak(3)	$362,000	—	$43,558	$405,558
Mark R. Ziebell(2)	$425,000	$191,250	$42,257	$658,507

(1)	The benefits payable to Mr. Green are the same under both the Plan and his employment agreement.
(2)	Represents the benefits payable to Mr. Hart and Mr. Ziebell under their respective employment agreements which are more favorable to them than the benefits set forth under the Plan.
(3)	Represents the benefits payable to Mr. Richieri and Mr. Kwietniak under the Plan. Mr. Richieri does not have an employment agreement, and in the case of Mr. Kwietniak the Plan benefits are more favorable than the benefits set forth under his offer letter.
(4)	Represents payment of base salary for a period of twelve (12) months.
(5)	Target bonus is equal to a percentage of the NEO’s annual base salary as follows: Mr. Hart – 55%; and Mr. Ziebell – 45%. The above assumes the Compensation Committee of the Board has authorized the payment of the full target bonus to each executive for the fiscal year.
(6)	Represents estimated payments to reimburse executive’s monthly premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the severance period of twelve (12) months. Amounts were calculated based on current premiums paid for executive’s benefits.

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Payments Upon a Termination in Connection with a Change in Control

The following table sets forth the potential payments to our NEOs assuming a termination without cause or resignation for good reason in connection with a change in control, with estimated benefits calculated assuming the change in control and termination of employment occurred on April 30, 2024:

Named Executive Officer	Base Salary(3)	Target Bonus(4)	Acceleration of Equity Awards(5)	Group Benefits(6)	Total
Nicholas S. Green(1)	$1,300,000	$1,300,000	$3,001,850	$84,514	$5,686,364
Daniel R. Hart(1)	$890,000	$489,500	$719,686	$84,514	$2,183,700
Richard A. Richieri(1)	$750,000	$337,500	$355,070	$54,014	$1,496,584
Matthew R. Kwietniak(1)	$724,000	$325,800	$398,176	$87,116	$1,535,092
Mark R. Ziebell(2)	$850,000	$191,250	$428,514	$84,514	$1,554,278

(1)	Represents the benefits payable to Mr. Green, Mr. Hart, Mr. Richieri and Mr. Kwietniak under the Plan which are more beneficial than any benefits to be received under their respective employment agreements or offer letter, as applicable. Mr. Richieri does not have an employment agreement.
(2)	Represents the benefits payable to Mr. Ziebell under his employment agreement which are more favorable to him than the benefits set forth under the Plan.
(3)	Represents payment of base salary for a period of twenty-four (24) months, or in the case of Mr. Ziebell, as a lump sum.
(4)	Represents payment of target bonus for a period of twenty-four (24) months, except in the case of Mr. Ziebell who would receive a lump sum payment equal to twelve (12) months’ target bonus, assuming the Compensation Committee determined, in its sole discretion, that Mr. Ziebell earned the full target bonus for the fiscal year. The target bonuses are equal to a percentage of the NEO’s annual base salary as follows Mr. Green – 100%; Mr. Hart – 55%; Mr. Richieri – 45%; Mr. Kwietniak – 45%; and Mr. Ziebell – 45%.
(5)	Amounts shown in this column reflect the value of unvested stock options and market value of unvested restricted stock units and performance stock units that would have accelerated if the NEO’s employment was terminated on April 30, 2024 in connection with a change in control. Per the terms of the 2018 Plan, unvested performance stock units vest at an assumed achievement of all relevant performance goals at the target level. Values were derived using $7.63, the closing price of our Common Stock on the Nasdaq Stock Market on the last trading day of our fiscal year ended April 30, 2024. For stock options, this value equals the difference between the closing price of $7.63 and the exercise price, multiplied by the number of option shares subject to accelerated vesting upon termination.
(6)	Represents estimated payments to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the twenty-four (24) month severance period. Amounts were calculated based on current premiums paid for executive’s benefits.

Payments upon Death or Disability

In the event of the death or disability of Mr. Hart or Mr. Ziebell, as defined in their employment agreements, the Company will not pay any further compensation or benefits after such event other than the payment by the Company of group insurance benefits previously provided to such executive officers for a period of twelve (12) months. Amounts were calculated based on current premiums paid for executive’s benefits as follows:

Named Executive Officer	Group Benefits
Daniel R. Hart	$42,257
Mark R. Ziebell	$42,257

Payments upon Executive’s Voluntary Resignation with Extended Notice Period

In the event that Mr. Ziebell voluntarily resigns, and in connection therewith provides ninety (90) days’ advance written notice (the “Extended Notice Period”) to the Company, the Company will pay Mr. Ziebell’s base salary then in effect and shall continue to provide other contractual benefits including group insurance benefits during the Extended Notice Period and for a period of six (6) months following the Extended Notice Period, provided Mr. Ziebell makes himself telephonically available to the Board of Directors and the Company’s executive team for up to two hours per week.

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Compensation Committee Interlocks and Insider Participation

During the fiscal year ended April 30, 2024, the following non-employee directors served on the Compensation Committee: Dr. Catherine J. Mackey, Mr. Gregory P. Sargen and Ms. Jeanne A. Thoma. There are not currently, and during the fiscal year ended April 30, 2024, there were not, any interlocks of executive officers or directors of the Company serving on the compensation committee or equivalent committee of another entity, which has any director or executive officer serving on the Compensation Committee, other committees or the Board of Directors.

Certain Relationships and Related Transactions

Except for the compensation arrangements between us and our executive officers and directors described above under “Compensation Discussion and Analysis,” since May 1, 2023, we have not been a party to any transactions involving more than $120,000 and in which any director, nominee for director, executive officer, holder of more than 5% of our Common Stock or any immediate family member of the foregoing has a direct or indirect material interest, nor are any such transactions currently proposed.

The Audit Committee’s charter requires that it review and approve any related-party and conflicts of interest transactions. In considering related-party transactions, the Audit Committee considers the relevant available facts and circumstances, including, but not limited to, (i) the risks, costs and benefits to us, (ii) the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-party transaction, the Audit Committee evaluates whether, in light of known circumstances, the transaction is in, or is inconsistent with, our best interests and those of our stockholders.

Compensation Committee Report

The Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee of the Board of Directors

Catherine J. Mackey, Ph.D. (Chair of the Compensation Committee)

Jeanne A. Thoma

Gregory P. Sargen

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CEO PAY RATIO

As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of our employees (excluding Nicholas S. Green, our CEO on April 30, 2024) and the annual total compensation of our CEO. The pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For fiscal year 2024, the median of the annual total compensation for our employees (other than our CEO) was $126,552, and the annual total compensation of our CEO, as reported in the Summary Compensation Table above was $4,475,343. Based on this information, for fiscal year 2024 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all of our employees was approximately 35 to 1.

We took the following steps to identify the employee at the median of the annual total compensation of all our employees (other than our CEO), as well as to determine the annual total compensation of our median employee and our CEO:

1.	We determined that, as of April 30, 2024, our entire employee population consisted of 371 individuals. To identify the median employee from our employee population, we used the amount of “gross wages” for the employees as reflected in our payroll records for the fiscal year ended April 30, 2024. For gross wages, we generally used the total amount of compensation the employees were paid (annualized for any employee who commenced employment during the fiscal year) before any taxes, deductions, insurance premiums, and other payroll withholding. We did not use any statistical sampling techniques.
2.	For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for fiscal year 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K promulgated under the Exchange Act, and then added the approximate value of the employee’s medical benefits, resulting in annual total compensation of $126,552.
3.	For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our Summary Compensation Table for fiscal year 2024.

The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

45

Pay Versus Performance

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and its NEOs’ pay. For a discussion of how the Company views its executive compensation structure, including alignment with Company performance, see “Compensation Discussion and Analysis” above.

The use of the term compensation actually paid, or CAP, is required by the SEC’s rules. Neither CAP nor the total amount reported in the Summary Compensation Table reflect the amount of compensation actually paid, earned or received during the applicable fiscal year. Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table totals for the applicable fiscal year as described in the footnotes to the following table.

Pay Versus Performance Table

							Value of Initial Fixed $100 Investment Based on:
Fiscal Year (a)	Summary Compensation Table Total for First PEO(1) (b)($)	Summary Compensation Table Total for Second PEO(1) (b)($)	Compensation Actually Paid to First PEO(2) (c)($)	Compensation Actually Paid to Second PEO(2) (c)($)	Average Summary Compensation Table Total for Non-PEO NEOs(3) (d)($)	Average Compensation Actually Paid to Non-PEO NEOs(3) (e)($)	Total Shareholder Return(4) (f)($)	Peer Group Total Stockholder Return(5) (g)($)	Net Income (h)($ in 000’s)	Revenue (i)($ in 000’s)(6)
2024	—	4,475,343	—	(1,831,659)	1,083,800	(243,152)	125.08	169.50	(140,753)	139,911
2023	—	6,461,784	—	7,893,707	1,426,892	1,979,763	295.90	149.87	259	149,266
2022	—	6,181,824	—	3,173,970	1,679,458	488,844	220.66	140.06	127,672	119,597
2021	926,201	2,845,283	3,504,213	5,855,070	1,203,559	3,735,263	350.90	115.50	11,212	95,868

(1)	During fiscal year 2021, Mr. Hancock served as our Principal Executive Officer (“First PEO”) until July 30, 2021. Mr. Green became our PEO (“Second PEO”) during fiscal year 2021 on July 30, 2020.

(2)	The following table sets forth the adjustments made during the fiscal year presented to arrive at CAP to our First PEO during the fiscal year:

Fiscal Year 2021($)
Summary Compensation Table (“SCT”) Total Compensation	926,201
Deduct for amounts reported under “Stock Awards” and “Option Awards” in SCT	(650,066)
Fair value as of fiscal year-end of equity awards granted during the fiscal year that remain unvested	2,509,152
Change in fair value of outstanding prior fiscal years’ equity awards that remain unvested as of fiscal year-end	706,862
Fair value on vesting date for awards granted and vested in the same fiscal year	–
Change in fair value from prior fiscal year-ended to vesting date of prior years’ awards that vested during the fiscal year	12,064
Fair value as of prior fiscal year-end of equity awards granted in prior fiscal years that failed to meet applicable vesting conditions during fiscal year	–
Compensation Actually Paid (“CAP”)	3,504,213

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The following table sets forth the adjustments made during each fiscal year presented to arrive at CAP to our Second PEO during each fiscal year:

	Fiscal Year 2024($)	Fiscal Year 2023($)	Fiscal Year 2022($)	Fiscal Year 2021($)
SCT Total Compensation	4,475,343	6,461,784	6,181,824	2,845,283
Deduct for amounts reported under “Stock Awards” and “Option Awards” in SCT	(3,776,336)	(5,112,128)	(4,642,450)	(1,436,153)
Fair value as of fiscal year-end equity awards granted during the fiscal year that remain unvested	1,530,891	3,770,410	1,775,441	4,445,940
Change in fair value of outstanding prior fiscal years’ equity awards that remain unvested as of fiscal year-end	(2,176,285)	870,673	(1,301,754)	–
Fair value on vesting date for awards granted and vested in the same fiscal year	283,912	1,316,033	930,938	–
Change in fair value from prior fiscal year-ended to vesting date of prior years’ awards that vested during the fiscal year	(782,980)	979,038	229,971	–
Fair value as of prior fiscal year-end of equity awards granted in prior fiscal years that failed to meet applicable vesting conditions during fiscal year	(1,386,204)	(392,103)	–	–
CAP	(1,831,659)	7,893,707	3,173,970	5,855,070

(3)	The following table sets forth the adjustments made during each fiscal year presented to arrive at average CAP for our Non-PEO NEOs as a group for each fiscal year:

	Fiscal Year 2024($)	Fiscal Year 2023($)	Fiscal Year 2022($)	Fiscal Year 2021($)
Average SCT Total Compensation for Non-PEO NEOs	1,083,800	1,426,892	1,679,458	1,203,559
Deduct for amounts reported under “Stock Awards” and “Option Awards” in SCT	(634,886)	(806,364)	(923,180)	(400,045)
Fair value as of fiscal year-end equity awards granted during the fiscal year that remain unvested	257,382	594,743	353,069	1,426,623
Change in fair value of outstanding prior fiscal years’ equity awards that remain unvested as of fiscal year-end	(433,795)	310,754	(961,026)	1,478,099
Fair value on vesting date for awards granted and vested in the same fiscal year	47,722	207,565	185,111	–
Change in fair value from prior fiscal year-ended to vesting date of prior years’ awards that vested during the fiscal year	(265,633)	324,766	155,412	27,027
Fair value as of prior fiscal year-end of equity awards granted in prior fiscal years that failed to meet applicable vesting conditions during fiscal year	(297,742)	(78,593)	–	–
Average CAP to Non-PEO NEOs	(243,152)	1,979,763	488,844	3,735,263

The Non-PEO NEOs included in average compensation shown in columns (d) and (e) above are as follows:

Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2021
Daniel R. Hart	Daniel R. Hart	Daniel R. Hart	Daniel R. Hart
Matthew R. Kwietniak	Matthew R. Kwietniak	Mark R. Ziebell	Mark R. Ziebell
Richard A. Richieri	Richard A. Richieri
Mark R. Ziebell	Mark R. Ziebell

(4)	This column represents cumulative Company total shareholder return (“TSR”). TSR is calculated by dividing the sum of the cumulative amount of dividends for each measurement period (fiscal 2021, fiscals 2021-2022, fiscals 2021-2023 and fiscals 2021-2024), assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(5)	This column represents cumulative peer group TSR computed in accordance with Note (4). The peer group used for this purpose is the Nasdaq U.S. Benchmark Pharmaceuticals TR Index (“Peer Group”), which we also use for purposes of the stock performance graph included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2024, reflected as of the end of each respective fiscal year.

(6)	SEC rules require us to designate a “company-selected measure” that in our assessment represents the most important financial performance measure (that is not TSR or net income) used by the Company to link the CAP of our NEOs, for the most recently completed fiscal year, to our performance. We selected Revenue as this measure for fiscal year 2024 as reflected in column (i) in the first table above. Revenue is a Generally Accepted Accounting Principle measure reported in the Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2024. This performance measure may not have been the most important financial performance measure for fiscal years 2023, 2022 and 2021 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

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Tabular List of Financial Performance Measures

Following is an unranked list of the Avid financial performance measures we consider most important in linking the compensation actually paid to our Named Executive Officers for fiscal year 2024 with Avid’s performance.

•	Revenue (as used in our Annual Cash Bonus Plan and Annual LTI Awards)

•	Adjusted EBITDA (as defined in the discussion of our Annual Cash Bonus Plan included in the Compensation Discussion and Analysis above and as used in our Annual Cash Bonus Plan)

•	Backlog (as defined in the discussion of our Annual Cash Bonus Plan included in the Compensation Discussion and Analysis above and as used in our Annual Cash Bonus Plan)

•	Adjusted Net Income (as used in our Annual LTI)

In addition to the financial performance measures listed above, we view our stock price, upon which the value of all of our equity awards is dependent, as a key performance-based component of our executive compensation program in order to further align the interests of our senior management with the interests of our stockholders.

Pay Versus Performance: Graphical Description

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

•	The Company’s cumulative TSR and the Peer Group’s cumulative TSR;

Compensation Actually Paid vs. Total Shareholder Return
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$(2.0)
$(4.0)
CAP (in millions)
$400.0
$340.0
$280.0
$220.0
$160.0
$100.0
$40.0
$(20.0)
$(80.0)
$(140.0)
TSR (value of fixed $100 investment)
$350.90
$220.66
$295.90
$125.08
$115.50
$140.06
$149.87
$169.50
$3.5
$5.9
$3.7
$3.2
$0.5
$7.9
$2.0
$(1.8)
$(0.2)
FY 2021
FY 2022
FY 2023
FY 2024
First PEO CAP
Second PEO CAP
Non-PEO NEO Avg CAP
Avid TSR
Peer Group TSR

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•	The Company’s Net Income; and

49

•	The Company’s Selected Measure, for which we have selected Revenue.

Compensation Actually Paid vs. Revenue
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$(2.0)
$(4.0)
CAP (in millions)
$200.0
$160.0
$120.0
$80.0
$40.0
$-
$(40.0)
$(80.0)
Revenue (in millions)
$3.5
$5.9
$3.7
$95.9
$3.2
$0.5
$119.6
$7.9
$2.0
$149.3
$(1.8)
$(0.2)
$139.9
FY 2021
FY 2022
FY 2023
FY 2024
First PEO CAP
Second PEO CAP
Non-PEO NEO Avg CAP
Revenue

All information provided above under the “Pay Versus Performance” section will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that the Company specifically incorporates any such information by reference.

50

Proposal No. 4:
Approval Of Amendment To The Avid Bioservices, Inc. 2018 Omnibus Incentive Plan

We are asking our stockholders to approve an amendment (the “Amendment”) to the Avid Bioservices, Inc. 2018 Omnibus Incentive Plan (the “2018 Plan”), to increase the number of shares of our Common Stock available for issuance thereunder by 3,800,000. As of August 15, 2024, 900,370 shares remained available for future grants under the 2018 Plan, and outstanding were stock options to purchase 1,411,589 shares with a weighted average exercise price of $6.81 and a weighted average remaining term of 2.54 years and full value awards for 4,630,255 shares. Our Compensation Committee and our Board believes that this share increase is necessary to ensure that the Company has a sufficient reserve of shares available to attract and retain the services of key individuals essential to the Company’s long-term growth and success. No other changes to the 2018 Plan are proposed. A copy of the Amendment is attached to this Proxy Statement as Appendix A, and the discussion in this proposal is qualified in its entirety by the full text of the Amendment.

The Amendment was adopted by the Compensation Committee on August 21, 2024, subject to stockholder approval. Currently, the 2018 Plan provides that the maximum number of shares available for issuance pursuant to awards issued thereunder is 8,883,769 shares of our Common Stock. If the stockholders do not approve the Amendment, the Amendment will not become effective, the 2018 Plan will continue in effect (without giving effect to the Amendment), and we will be subject to the current share limit set forth in the 2018 Plan.

In determining and recommending the increase to the share reserve under the 2018 Plan, the Compensation Committee considered a number of factors, including the following:

•	the number of shares available for issuance under the 2018 Plan, both currently and after giving effect to the Amendment;

•	the Company’s desire to have what it expects to be sufficient capacity under the 2018 Plan to grant equity awards for the next three to five years (noting that future circumstances, grant practices and other conditions, which we cannot predict at this time, may result in a different outcome); and

•	the Company’s burn rate, dilution and overhang (described below).

Burn Rate

The following table sets forth the Company’s burn rate and the average burn rate over the last three fiscal years (all share amounts are in thousands):

Fiscal Year	Options Granted (A)	Unadjusted Full-Value Shares Granted	Total Granted (A+B)	Weighted Average Common Shares Outstanding	Burn Rate
2022	35	740	775	61,484	1.26%
2023	0	1,388	1,388	62,268	2.23%
2024	0	1,525	1,525	63,199	2.41%
Three-Year Average:					1.97%

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Dilution and Overhang

As noted above, as of August 15, 2024, 900,370 shares remained available for issuance under the 2018 Plan, which is our only equity plan with shares available for issuance. This represents approximately 1.4% of our fully diluted common shares outstanding (our “overhang percentage”), based on the 63,790,580 shares outstanding as of August 15, 2024. If our stockholders approve the Amendment, the 3,800,000 additional shares proposed to be reserved for issuance under the 2018 Plan would increase our overhang percentage to approximately 7.4%.

The following table provides details on shares available and outstanding as of August 15, 2024, under all equity plans:

	Potential Dilution	Potential Dilution After Giving Effect to the Amendment
Available for Issuance (all under 2018 Plan)	900,370	900,370
Outstanding Stock Options	1,411,589	1,411,589
All Full Value Awards Outstanding	4,630,255	4,630,255
Additional Shares Requested	–	3,800,000
Total	6,942,214	10,742,214
Equity Dilution: Percent of Basic Common Shares Outstanding	10.9%	16.8%

Based on its review of the considerations noted above, the Compensation Committee determined that the proposed share increase to the 2018 Plan is in line with our peers as well as necessary to retain equity compensation as an important recruiting and retention tool. The Compensation Committee determined in light of these factors, among others, that it was appropriate to approve the Amendment and recommend that it be submitted to stockholders for approval.

Key Features of the 2018 Plan

The 2018 Plan has been designed to include a number of provisions that are intended to promote best practices by reinforcing the alignment between incentive compensation arrangements for eligible plan participants and our stockholders’ interests. These provisions include, but are not limited to, the following:

•	Clawback. Plan awards are subject to clawback under the compensation clawback policy adopted by the Compensation Committee in fiscal year 2024 and all applicable laws requiring the clawback of compensation.

•	No Discounted Stock Options or Stock Appreciation Rights (“SARs”). Stock options and SARs generally may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•	No Repricing without Stockholder Approval. The plan specifically prohibits the repricing of options or SARs without stockholder approval.

•	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•	No Evergreen Provision. The plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance will be automatically replenished.

•	No Automatic Grants. The plan does not provide for automatic grants to any participant.

•	Double-Trigger Acceleration. The Company does not accelerate vesting of awards held by employee participants that are assumed or replaced by the resulting entity after a change in control unless the participant’s employment is also involuntarily terminated within 24 months after the change in control.

•	No Tax Gross-Ups. The plan does not provide for any tax gross-ups.

•	Dividends. The plan does not provide for dividends or dividend equivalents on stock options, SARs or unearned performance shares.

•	Multiple Award Types. The plan permits the issuance of stock options, SARs, restricted stock units (“RSUs”), restricted stock awards and other types of equity grants, subject to the share limits of the plan, as well as cash awards. This breadth of award types will enable the Compensation Committee to tailor awards in light of the accounting, tax, and other standards applicable at the time of grant. Historically, these standards have changed over time.

•	Director Limits. The plan contains annual limits on the amount of awards that may be granted to non-employee directors.

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Summary of the Amended 2018 Plan

The following is a summary of the material terms of the 2018 Plan, as amended by the Amendment. This summary is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Proxy Statement as Appendix A, and the full text of the 2018 Omnibus Incentive Plan, which is incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement filed with the SEC on August 17, 2018.

Effectiveness

The Amendment will become effective upon approval by the stockholders. If the stockholders do not approve the Amendment, the 2018 Plan will continue in effect without giving effect to the Amendment.

Eligibility

Awards may be granted under the 2018 Plan to officers, employees, and consultants of the company and its subsidiaries and to non-employee directors of the company. Incentive stock options under Code Section 422 (“ISOs”) may be granted only to employees of the company or its subsidiaries. As of August 15, 2024, 374 individuals were eligible to receive awards under the 2018 Plan, including five executive officers and six non-employee directors.

Administration

The 2018 Plan may be administered by the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Number of Authorized Shares

The number of shares of common stock originally authorized for issuance under the 2018 Plan (which was approved by the Board on August 6, 2018 and by our stockholders as of October 4, 2018) was equal to the sum of (A) 2,350,000 and (B) the number of shares of common stock available for the grant of awards under the Company’s 2009, 2010 and 2011 Stock Incentive Plans (“Prior Plans”) as of October 4, 2018 (the “Effective Date”). On October 21, 2021 stockholders approved an amendment to the 2018 Plan to increase the number of shares authorized for issuance by 3,400,000 shares. If stockholders approve the Amendment, the number of shares authorized for issuance under the 2018 Plan, as amended by the Amendment, will be increased by 3,800,000 shares to a total of 12,683,769 shares of our Common Stock. In addition, as of the Effective Date, any awards then outstanding under the Prior Plans will remain subject to and be paid under the Prior Plans and any shares then subject to outstanding awards under the Prior Plans that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2018 Plan. Up to 2,350,000 shares may be granted under the 2018 Plan as ISOs. The shares of common stock issuable under the 2018 Plan will consist of authorized and unissued shares, treasury shares, or shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires, or lapses for any reason prior to the issuance of shares or if shares are issued under the 2018 Plan and thereafter are forfeited to the company, the shares subject to such awards and the forfeited shares will again be available for grant under the 2018 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2018 Plan: (a) the payment in cash of dividends or dividend equivalents under any outstanding award, (b) any award that is settled in cash rather than by issuance of shares of common stock, or (c) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Shares tendered or withheld to pay the option exercise price or tax withholding will continue to count against the aggregate number of shares of common stock available for grant under the 2018 Plan. In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise.

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Awards to Non-employee Directors

No share-based awards may be granted under the 2018 Plan during any one year to a non-employee director that exceed, together with any cash compensation received for such service, $750,000, based on the grant date fair value for accounting purposes in the case of stock options or SARs and based on the fair market value of the common stock underlying the award on the grant date for other equity-based awards. The 2018 Plan permits disinterested members of the Board to make individual exceptions to this limit in extraordinary circumstances.

Adjustments

If certain changes in our Common Stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without receipt of consideration by the company, or if there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the company, the number and kind of securities for which awards may be made under the 2018 Plan will be equitably adjusted by the company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by the company.

Types of Awards

The 2018 Plan permits the granting of any or all of the following types of awards:

•	Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either ISOs, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the common stock. (The fair market value of a share of our Common Stock as of August 15, 2024 was $10.68.) At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years), and other conditions on exercise.

•	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2018 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed 10 years, and the term of a tandem SAR cannot exceed the term of the related stock option.

•	Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and RSUs, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture, or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the company or the attainment of specified performance goals, as determined by the Compensation Committee. RSUs may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2018 Plan and any other terms and conditions determined by the Compensation Committee.

•	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

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No Repricing

Without stockholder approval, the Compensation Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2018 Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles, or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, RSUs, or another equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All awards granted under the 2018 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of the compensation clawback policy adopted by the Compensation Committee in fiscal year 2024 or any applicable law related to such actions, as may be in effect from time to time.

Performance Goals and Criteria

The 2018 Plan provides that grants of awards may be made based upon one or more performance objectives as selected by the Compensation Committee measured over a performance period determined by the Compensation Committee. Performance objectives may be described in terms of company-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department or function within the company or subsidiary in which the participant is employed, or based on year-over-year growth. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Subject to the terms of the applicable award agreements, vesting of awards will depend on whether the awards are assumed, converted, or replaced by the resulting entity in connection with a change in control of the company (as defined in the 2018 Plan).

•	For awards that are not assumed, converted, or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the company’s fiscal quarter end preceding the change in control.

•	For awards that are assumed, converted, or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms. In addition, the awards will vest if the award recipient has a separation from service within two years after the change in control by the company other than for “cause” (as defined in the applicable award agreement) and which may include a termination by the award recipient for “good reason” if provided in the applicable award agreement. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the company’s fiscal quarter end preceding the change in control.

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Term, Termination and Amendment of the 2018 Plan

Unless terminated earlier by the Board, the 2018 Plan will terminate, and no further awards may be granted, 10 years after the date on which it is approved by stockholders. The Board may amend, suspend, or terminate the 2018 Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension, or termination of the 2018 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

Certain tables in this Proxy Statement under the heading “Compensation Discussion and Analysis,” including the Summary Compensation Table for Fiscal Year 2024, Grants of Plan Based Awards for Fiscal Year 2024 table and Outstanding Equity Awards at Fiscal Year End for 2024 table set forth information with respect to prior awards granted to our individual named executive officers under the 2018 Plan. The grant of any award is within the discretion of the Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants under the 2018 Plan, as amended by the Amendment. The number of awards that an employee, non-employee director, or consultant may receive under the 2018 Plan is in the discretion of the Compensation Committee and therefore cannot be determined in advance.

Awards granted under the 2018 Plan to our non-employee directors are not subject to set benefits or amounts under the terms of the 2018 Plan itself. However, our director compensation policy provides for certain equity award grants to our non-employee directors. On and after the date of the Annual Meeting, if this Proposal No. 4 is approved by our stockholders, any such equity award grants will be made under the 2018 Plan (as amended). If this Proposal No. 4 is not approved by our stockholders, any such equity award grants will be made under the existing 2018 Plan. For additional information regarding our current compensation program for non-employee directors, please see above in the section entitled “Director Compensation.”

Plan Benefits under the 2018 Plan

The following table shows, for each of the named executive officers and the various groups indicated, the number of stock options underlying shares of common stock that have been granted (even if not currently outstanding) under the 2018 Plan since its approval by stockholders on October 4, 2018 through August 15, 2024.

Name and Position	Stock Options Granted (#)	Weighted Average Exercise Price
Nicholas S. Green, President and Chief Executive Officer	75,000	$7.26
Daniel R. Hart, Chief Financial Officer	125,880	$6.57
Richard A. Richieri, Chief Operations Officer	134,270	$6.03
Matthew R. Kwietniak, Chief Commercial Officer	–	–
Mark R. Ziebell, Vice President, General Counsel and Corporate Secretary	153,430	$6.39
All current executive officers as a group	488,580	$6.47
All current directors who are not executive officers as a group	367,094	$7.37
All employees, including all current officers who are not executive officers, as a group	1,592,214	$6.50

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Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2018 Plan generally applicable to the company and to participants in the 2018 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an ISO after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and ISOs, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, RSUs, or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

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Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code, including Code Section 162(m). Under Code Section 162(m), as amended by the Tax Cuts and Jobs Act of 2017, we generally cannot deduct compensation paid to certain covered employees in a calendar year that exceeds $1 million.

Section 409A. We intend that awards granted under the 2018 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2018 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2018 Plan until all tax withholding obligations are satisfied.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes our compensation plans under which our equity securities are authorized for issuance as of April 30, 2024:

Plan Category	(a) Number of Securities to be Issued Upon the Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($/share)	(c) Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders (1)	4,112,690	6.68	3,482,263
Employee Stock Purchase Plan approved by stockholders	—	—	849,218
Equity compensation plans not approved by stockholders	—	—	—
Total	4,112,690	6.68 (2)	4,331,481

(1)	Represents stock options, restricted stock units and performance stock units under our stockholder approved equity compensation plans referred to as the 2018 Omnibus Incentive Plan, the 2011 Stock Incentive Plan and the 2010 Stock Incentive Plan.
(2)	Represents the weighted-average exercise price of outstanding stock options as there are no exercise prices for restricted stock units and performance stock units.

Recommendation of the Board of Directors

The Board unanimously recommends a vote “FOR” the approval of the AMENDMENT TO THE 2018 Plan.

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Proposal No. 5:
Amendment to Employee Stock Purchase Plan

Introduction

We are asking our stockholders to approve an amendment to the Company’s 2010 Employee Stock Purchase Plan, as amended, to remove its automatic termination provision which would otherwise cause it to expire on October 21, 2025.

The Company’s 2010 Employee Stock Purchase Plan, which is referred to herein as the “ESPP”, was originally approved by the Board of Directors in August 2010 and the Company’s stockholders in October 2010. The ESPP originally had a ten-year term expiring on October 21, 2020. On October 9, 2019, stockholders approved a proposal to amend the ESPP to increase the term of the ESPP by an additional five years, or until October 21, 2025, and to make certain other changes. On May 30, 2024, the Compensation Committee approved, subject to stockholder approval, a proposal to amend the ESPP to remove its automatic termination provision (as so amended, the “Amended ESPP”).

The purpose of the Amended ESPP is to provide a means by which employees of the Company may be given an opportunity to purchase shares of our Common Stock through payroll deductions on a voluntary basis, to assist us in retaining the services of our employees, in recruiting new employees and to provide incentives for such persons, which align the interest of our participants with those of our stockholders.

The rights to purchase shares of our Common Stock under the Amended ESPP are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Amended ESPP

A summary of the Amended ESPP is set forth below, and the full text of the proposed amendment to the ESPP is attached hereto as Appendix B. The following discussion is qualified in its entirety by reference to the amendment attached hereto as Appendix B and the original text of the Amended ESPP filed as Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on August 27, 2010 and Amendment to the Avid Bioservices, Inc. 2010 Employee Stock Purchase Plan filed as Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on August 21, 2019. Capitalized terms used below shall have the meanings ascribed to them in the Amended ESPP.

Administration

The Amended ESPP will be administered by the Board of Directors or a committee of the Board of Directors. The Board of Directors or such committee has the authority to interpret the Amended ESPP, construe terms, adopt rules and regulations, prescribe forms, and make all determinations under the Amended ESPP. If a participant is a member of the committee administering the Amended ESPP, that person may not decide any matter relating to his or her participation in the Amended ESPP.

Shares Available and Limitations on Share Issuances

The total number of shares of Common Stock currently authorized for issuance under the Amended ESPP is 2,142,857 shares. At August 15, 2024, we had 750,270 shares of Common Stock that remained available for issuance under the Amended ESPP.

The shares reserved under the Amended ESPP are subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting our Common Stock. Shares purchased from the Company will be either authorized but unissued shares, treasury shares or shares purchased on the open market. If any right to purchase shares of Common Stock terminates for any reason, without having been exercised, then the shares of Common Stock not purchased under such right will again become available for issuance under the Amended ESPP.

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Unless otherwise determined by the Board of Directors or the committee of the Board of Directors administering the Amended ESPP, during any single Offering Period, a participant may not purchase more than the largest number of whole shares of Common Stock determined by dividing (1) the product of $2,083 times the number of full months in the Offering Period by (2) the fair market value of one share of Common Stock on the first day of the Offering Period.

Eligibility

Generally, the employees of the Company and its subsidiaries who are customarily employed by the Company or its subsidiaries for more than 20 hours per week and for more than five months in a calendar year, who have been employed for at least three months prior to enrolling in the Amended ESPP and who are employed on the first day of the applicable Offering Period are eligible to participate in the Amended ESPP; except that no employee will be granted an option under the Amended ESPP if such employee would, immediately after the grant, own 5% or more of the total combined voting power or value of all outstanding shares of all classes of securities of the Company or any subsidiary. In addition, no participant shall be granted options to purchase shares having a fair market value greater than $25,000 in any calendar year. As of August 15, 2024, 374 employees were eligible to participate in the Amended ESPP, including our five Named Executive Officers.

Offering Periods and Enrollment

The Amended ESPP provides for two six-month Offering Periods per year during which payroll deductions will be made and held for the purchase of shares under the Amended ESPP. The first Offering Period begins on the first trading day on or after each January 1; the second Offering Period begins on the first trading day on or after each July 1.

An eligible employee may become a participant in the Amended ESPP by completing and delivering an enrollment agreement to the Company (or its designee), or by following an electronic or other enrollment process determined by the Board of Directors (or a committee of the Board of Directors) prior to the beginning of the Offering Period to which it relates. The enrollment agreement will authorize the payroll deductions, which must be an amount not less than 2% nor more than 15% (or such higher or lower rates as the Board of Directors may later specify) of such employee’s “eligible compensation”, although an employee’s contributions may be reduced to the extent necessary to ensure that he or she will not purchase shares having a fair market value greater than $25,000 in any calendar year. The contribution rate elected by a participant will continue in effect until modified by the participant. All employee contributions will be made by means of direct payroll deduction.

After initial enrollment in the Amended ESPP, the employee will be automatically re-enrolled in the Amended ESPP for subsequent Offering Periods unless he or she files a notice of withdrawal, terminates employment, or otherwise become ineligible to participate.

For the purposes of the Amended ESPP, the term “eligible compensation” includes base salary, overtime pay, and any retroactive base pay adjustments to his or her annual base salary. Eligible compensation does not include any other compensation including but not limited to, fringe benefits (including car allowances and relocation payments), employee discounts, stock-based compensation, bonuses, commissions (unless such commissions are an integral, recurring part of compensation), income from stock option exercises, expense reimbursements or allowances, long-term disability payments, workmen’s compensation payments, welfare benefits, and any contributions that the Company or a designated subsidiary makes to any benefit plan (including any 401(k) plan, or any other welfare or retirement plan).

Purchase Price

The purchase price per share at which shares of our Common Stock are sold in an Offering Period will be equal to the lesser of 85% of the fair market value of our Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of the Offering Period. As of August 15, 2024, the closing price of our Common Stock was $10.68 per share.

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Purchase of Stock

The contributions of each participant will be credited to an account maintained on behalf of such participant. On the last trading date of each Offering Period, each option is exercised automatically and each participant’s accumulated payroll deductions will be applied to the purchase of whole shares of Common Stock, up to the maximum number of shares permitted under the Amended ESPP in a given Offering Period. Any amounts remaining credited to a participant’s account on the last trading day of the Offering Period shall be refunded as soon as practicable thereafter, except that any balance which is less than the purchase price of one share of Common Stock will be carried forward into the employee’s payroll deduction account for the subsequent offering, unless the employee elects not to participate in the subsequent offering, in which case, the balance in the employee’s account shall be refunded.

Participants will have the exclusive right to vote or direct the voting of shares once the shares are purchased and transferred into the participant’s name on the Company’s books and records. Participants’ rights under the Amended ESPP are nontransferable except pursuant to the laws of descent and distribution.

Withdrawal from the Amended ESPP

If a participant wishes to cease participation in the Amended ESPP, the participant must deliver a withdrawal notice to the Company (or its designee) in such form prescribed by the Company at any time prior to the date specified by the Committee, or if no such date is specified, at least five business days prior to the last trading day of such Offering Period. Enrollment will also terminate upon termination of a participant’s employment by the Company and its subsidiaries. Upon termination of enrollment, cash amounts resulting from previous payroll contributions will be repaid to the participant.

Amended ESPP Costs

The Company will pay costs and expenses incurred in the administration of the Amended ESPP and maintenance of accounts, and will pay brokerage fees and commissions for purchases. The Company will not pay brokerage fees and expenses relating to sales by participants, and participants may be charged reasonable fees for withdrawals of share certificates and other specified services.

Corporate Transactions

If the Company or its stockholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation) or if the Company is liquidated, then all outstanding options under the Amended ESPP shall automatically be exercised immediately prior to the consummation of such sale, merger, reorganization or liquidation (deemed the end of the Offering Period in such case) at the purchase price described above.

Amendment and Termination; Expiration

The Board of Directors may amend, alter, suspend, discontinue, or terminate the Amended ESPP without further stockholder approval, except stockholder approval must be obtained within one year after the such action if stockholder approval is required by law or regulation or under the rules of any automated quotation system or securities exchange (such as Nasdaq) on which our Common Stock is then quoted or listed, or if such stockholder approval is necessary in order for the Amended ESPP to continue to meet the requirements of Section 423 of the Code. Unless terminated by the Board of Directors, the Amended ESPP will not expire.

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Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the Amended ESPP and with respect to the sale of shares of our Common Stock acquired under the Amended ESPP. This summary is based on the tax laws in effect as of the date of this proxy statement. Rights to purchase shares under the Amended ESPP are intended to constitute “options” issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code. Changes to these laws could alter the tax consequences described below.

(1)	No taxable income results to the participants upon the grant of a right to purchase or upon the purchase of shares for his or her account under the Amended ESPP (although the amount of a participant’s payroll contributions under the Amended ESPP will be taxable as ordinary income to the participant).

(2)	If the participant disposes of shares less than two years after the first day of an Offering Period with respect to which he or she purchased the shares, the participant will realize ordinary income in an amount equal to the fair market value of the shares on the date of purchase minus the amount of the participant’s payroll deductions used to purchase the shares.

(3)	If the participant holds the shares for at least two years after the first day of an Offering Period with respect to which he or she purchased the shares, at the time the participant disposes of the shares he or she will realize ordinary income in an amount equal to the lesser of (i) the purchase price discount as of the first day of the Offering Period (i.e., 15% of the fair market value of the shares on the first day of the Offering Period) with respect to the purchased shares, and (ii) the fair market value of the shares on the date of disposition minus the amount of the participant’s payroll deductions used to purchase the shares.

(4)	In addition, the participant will realize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon any sale of the stock and the participant’s basis in the stock (i.e., the purchase price plus the amount, if any, taxed to the participant as ordinary income, as described in (2) and (3) above).

(5)	If the statutory holding period described in (2) and (3) above is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the sale price of stock applicable to such participant. If such statutory holding period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The foregoing provides only a general description of the application of federal income tax laws to the Amended ESPP. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Because of the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

New Plan Benefits

Participation in the Amended ESPP is voluntary and each eligible employee will make his or her own decision whether and to what extent to participate in the plan. It is therefore not possible to determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Amended ESPP.

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The following table sets forth, for each of the individuals and the various groups indicated, the total number of shares of our Common Stock that have been purchased under the ESPP since its approval by our stockholders on October 21, 2010 through June 28, 2024 (the last purchase date under the ESPP):

Name and Position	Number of Shares
Nicholas S. Green, President and Chief Executive Officer	6,572
Daniel R. Hart, Chief Financial Officer	14,999
Richard A. Richieri, Chief Operations Officer	8,912
Matthew R. Kwietniak, Chief Commercial Officer	716
Mark R. Ziebell, Vice President, General Counsel and Corporate Secretary	5,049
All current executive officers as a group	36,248
All employees, including all current officers who are not executive officers, as a group	1,356,339

Securities Authorized For Issuance Under Equity Compensation Plans

See “Securities Authorized For Issuance Under Equity Compensation Plans” under Proposal No. 4 above for certain information with respect to our equity compensation plans in effect as of April 30, 2024.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

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Other Matters

Other Matters

Neither the Board of Directors nor the management knows of any other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named on the proxy card will vote on those matters in accordance with their best judgment.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our named executive officers, directors and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership with the SEC. SEC regulations require us to identify anyone who failed to file a required report or filed a late report during the most recent fiscal year. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that, during the fiscal year ended April 30, 2024, our executive officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that one of our directors, Richard B. Hancock, filed a Form 4 on January 10, 2024 for purchase transactions which occurred on December 13, 2023 due to a misunderstanding with his stock broker.

Annual Report on Form 10-K

A copy of the Company’s most recent Annual Report on Form 10-K, including the financial statements and schedules thereto, as filed with the SEC (exclusive of Exhibits), will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to Avid Bioservices, Inc., Attention: Corporate Secretary, 14191 Myford Road, Tustin, California 92780. If Exhibit copies are requested, a copying charge of $0.20 per page will be made. In addition, all of the Company’s public filings, including the Annual Report on Form 10-K, can be found on our website at ir.avidbio.com/sec-filings.

By Order of the Board of Directors

/s/ Mark R. Ziebell
Mark R. Ziebell,
Vice President, General Counsel and
Corporate Secretary

August 28, 2024

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Appendix A

SECOND AMENDMENT TO THE
AVID BIOSERVICES, INC.
2018 OMNIBUS INCENTIVE PLAN

Avid Bioservices, Inc., a Delaware corporation (the “Company”), previously established the Avid Bioservices, Inc. 2018 Omnibus Incentive Plan (the “Plan”). The Second Amendment to the Plan (“Second Amendment”) was adopted by the Compensation Committee on August 21, 2024 and approved by the Company’s stockholders at the 2024 Annual Meeting. By adoption of this instrument, the Company desires to amend the Plan to increase the total number of shares of stock available for grant under the Plan by 3,800,000.

1.       This Second Amendment shall be effective as of the date on which it is approved by the Company’s stockholders at the Company’s 2024 Annual Meeting.

2.       Section 4 (Stock Subject to the Plan) of the Plan is hereby amended and restated in its entirety to read as follows:

4.1       Authorized Number of Shares. Subject to adjustment under Section 15, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed the sum of (A) 9,550,000 and (B) the number of shares of Common Stock available for the grant of awards as of the Effective Date under the Predecessor Plans. In addition, shares of Common Stock underlying any outstanding award granted under a Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. As provided in Section 1, no new awards shall be granted under the Predecessor Plans following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

3.       This Second Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Second Amendment.

IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed as of this _____ day of __________________, 2024.

AVID BIOSERVICES, INC.

By: ________________________

Its: ________________________

65

Appendix B

AMENDMENT TO THE
AVID BIOSERVICES, INC.
2010 EMPLOYEE STOCK PURCHASE PLAN

Avid Bioservices, Inc., a Delaware corporation (the “Company”), previously established the Avid Bioservices, Inc. 2010 Employee Stock Purchase Plan, as amended (the “Plan”). The Plan was approved by the Company’s stockholders at the Company’s 2010 Annual Meeting of Stockholders. By adoption of this instrument, the Company desires to amend the Plan to remove the automatic termination provision.

1.       This Amendment shall be effective as of the date on which it is approved by the Company’s stockholders at the Company’s 2024 Annual Meeting.

2.       Section 2.2 of the Plan is hereby deleted.

3.       Except as otherwise expressly amended or modified hereby, all of the terms and conditions of the Plan shall continue in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of this _____ day of __________________, 2024.

AVID BIOSERVICES, INC.

By:

Name:

Title:

66

AVID BIOSERVICES

AVID BIOSERVICES, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October 15, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CDMO2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 15, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V55917-P16819 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

AVID BIOSERVICES, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Esther M. Alegria, PhD
02) Joseph Carleone, PhD
03) Nicholas S. Green
04) Richard B. Hancock
05) Catherine J. Mackey, PhD
06) Gregory P. Sargen
07) Jeanne A. Thoma

The Board of Directors recommends a vote FOR proposals 2, 3, 4 and 5.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may be properly brought before the 2024 Annual Meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V55918-P16819

AVID BIOSERVICES, INC.
Annual Meeting of Stockholders
October 16, 2024 10:00 AM, Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Nicholas S. Green and Daniel R. Hart, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of AVID BIOSERVICES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Pacific Time on October 16, 2024, via the Internet at a virtual web conference at www.virtualshareholdermeeting.com/CDMO2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side